UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Kraft Foods Group, Inc.

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KRAFT FOODS GROUP, INC. THREE LAKES DRIVE NORTHFIELD, ILLINOIS 60093 March 18, 2015

Dear Fellow Shareholders:

I am pleased to invite you to our 2015 Annual Meeting of Shareholders on Tuesday, May 5, 2015 at 8:30 a.m. CDT at The Glen Club located at 2901 West Lake Avenue, Glenview, Illinois 60026.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement provide details about the meeting, including instructions on registering ahead of time in order to attend the meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by telephone, by Internet or by signing, dating and returning your proxy card by mail. You may also vote in person at the Annual Meeting.

On behalf of the Board of Directors and Kraft’s management, thank you for your commitment to Kraft.

Sincerely,

John T. Cahill

Chairman of the Board and Chief Executive Officer

KRAFT FOODS GROUP, INC.

Three Lakes Drive

Northfield, Illinois 60093

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	8:30 a.m. CDT on Tuesday, May 5, 2015.

PLACE:	The Glen Club

2901 West Lake Avenue

Glenview, Illinois 60026

ITEMS OF BUSINESS:	(1)	To elect all director nominees named in the Proxy Statement to one-year terms expiring in 2016;

(2)	To hold an advisory vote to approve executive compensation;

(3)	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2015;

(4)	To vote on four shareholder proposals, if properly presented at the meeting; and

(5)	To transact any other business properly presented at the meeting.

WHO MAY VOTE:	Shareholders of record at the close of business on March 3, 2015.

WHO MAY ATTEND:	If you would like to attend the Annual Meeting, you must be a shareholder on the record date and obtain an admission ticket in advance. For details on attending the Annual Meeting, see Question 19 on page 74 of the Proxy Statement.

DATE OF DISTRIBUTION:	We mailed our Notice of Internet Availability of Proxy Materials on or about March 18, 2015. For shareholders who previously elected to receive a paper copy of the proxy materials, we mailed the Proxy Statement, our Annual Report on Form 10-K for the year ended December 27, 2014 and the proxy card on or about March 18, 2015.

March 18, 2015
/s/

Kim K. W. Rucker Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2015

Kraft Foods Group, Inc.’s Proxy Statement and Annual Report on Form 10-K

are available at http://materials.proxyvote.com/50076Q

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This is not a complete description, and you should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING

Time and Date	8:30 a.m. CDT on Tuesday, May 5, 2015

Place	The Glen Club, 2901 West Lake Avenue, Glenview, Illinois 60026

Record Date	March 3, 2015

Voting	Shareholders as of the Record Date are entitled to one vote per share on each matter to be voted upon at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

Admission	If you plan to attend the meeting, you must be a shareholder of record on the Record Date and obtain an admission ticket in advance as described in Question 19 on page 74 of this Proxy Statement.

VOTING PROPOSALS AND BOARD RECOMMENDATION

Proposal		Board Recommendation	Page Reference

Proposal 1 –	Election of Directors	For all nominees	3

Proposal 2 –	Advisory Vote to Approve Executive Compensation	For	11

Proposal 3 –	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Auditors for 2015	For	11

Proposal 4 –	Shareholder Proposal: Resolution Related to Egg-Laying Chickens	Against	62

Proposal 5 –	Shareholder Proposal: Resolution Related to Deforestation Reporting	Against	63

Proposal 6 –	Shareholder Proposal: Resolution Related to Packaging Reporting	Against	66

Proposal 7 –	Shareholder Proposal: Resolution Related to Sustainability Reporting	Against	68

GOVERNANCE SUMMARY

We believe that strong corporate governance is essential to our long-term success, and governance practices should be dynamic and evolve as our company changes. Led by the Governance Committee, our Board plays a crucial role in providing strategic direction on our corporate governance practices and takes a thoughtful and tailored approach to corporate governance. We also undertake constructive dialogue with shareholders on a wide range of topics, including compensation and governance matters. Among Kraft’s important governance features are the following:

•    Annual election of all directors

•    Policy against hedging, short sales and pledging of Kraft stock

•    Majority voting policy

•    Annual Board and Committee self-evaluations

•    Strong Board involvement in oversight of risk management

•    Average director meeting attendance of 94%

•    Board makeup highlighted by strong leadership, diversity and experience

•    Independent Lead Director

•    Regular executive sessions of independent directors

•    Deferred shares for directors and strong stock ownership requirements

•    Annual acknowledgement of Code of Business Conduct and Ethics for Non-Employee Directors

BOARD OF DIRECTORS

The table below provides summary information about each director nominee as of March 3, 2015.

Name	Age	Director Since	Occupation and Experience	Independent	Audit	Comp	Gov

Abelardo E. Bru	66	2012	Former Vice Chairman, PepsiCo, Inc.	Yes	X

John T. Cahill	57	2012	Chairman and Chief Executive Officer, Kraft Foods Group, Inc.	No

L. Kevin Cox	51	2012	Chief Human Resources Officer, American Express Company	Yes		Chair	X

Myra M. Hart	74	2012	Professor, Harvard Business School (Retired)	Yes		X

Peter B. Henry	45	2012	Dean, Leonard N. Stern School of Business, New York University	Yes	X		X

Jeanne P. Jackson	63	2012	President, Product and Merchandising, NIKE, Inc.	Yes	X

Terry J. Lundgren	62	2012	Chairman and Chief Executive Officer, Macy’s, Inc.	Yes		X	X

Mackey J. McDonald (Lead Director)	68	2012	Senior Advisor, Crestview Partners	Yes		X	Chair

John C. Pope	65	2012	Chairman, PFI Group, LLC	Yes	Chair

E. Follin Smith	55	2012	Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer, Constellation Energy Group, Inc.	Yes	X		X

EXECUTIVE COMPENSATION SUMMARY

Annually, we ask our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (as defined in the “Compensation Discussion and Analysis” beginning on page 27 (the “CD&A”)). This “say-on-pay” vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our Named Executive Officers as described in this Proxy Statement. At our 2014 annual meeting, the say-on-pay vote was approved by approximately 96.5% of the shares voted on the matter. The Board, primarily through the Compensation Committee, spends considerable effort defining and overseeing Kraft’s executive compensation program. Our compensation philosophy is rooted in maintaining a strong relationship between pay and performance. It aligns our compensation programs to the achievement of short- and long-term financial and strategic objectives. Our key executive compensation practices include the following:

•    High percentage of compensation is at risk

•    Target pay is at or near the median of our compensation benchmarking group

•    High stock ownership and holding requirements

•    Balanced mix between short-term and long-term incentives

•    Performance targets set at challenging levels

•    Multiple financial and operational performance metrics for incentive awards

•    “Double Trigger” for all change in control severance

•    Annual compensation risk assessments

•    Clawback policies

•    Limits on incentive payments

Please read the CD&A beginning on page 27 and “Executive Compensation Tables” beginning on page 45 for additional details about our executive compensation programs, including information about our Named Executive Officers’ fiscal year 2014 compensation.

COMPANY PROPOSALS

PROPOSAL 1. ELECTION OF DIRECTORS

The Governance Committee of our Board of Directors is responsible for identifying, evaluating and recommending to the Board nominees for election at the Annual Meeting. As discussed under “—Director Nomination and Qualification” below, the Governance Committee has implemented a robust identification and annual evaluation process to ensure that our Board is composed of highly qualified directors. The Board currently consists of 11 members. W. Anthony Vernon, who retired as our Chief Executive Officer on December 27, 2014, will not stand for re-election at the Annual Meeting. As a result, the Board intends to reduce the size of the Board from 11 members to ten members effective at the Annual Meeting. Starting with the Annual Meeting, each director will be elected for a one-year term expiring at the next annual meeting.

Director Nomination and Qualification

The Governance Committee relies on nominee suggestions from the directors, shareholders, management and others. From time to time, the Governance Committee may retain executive search and board advisory firms to assist in identifying and evaluating potential nominees. Each of the director nominees joined the Board in connection with our spin-off (the “Spin-Off”) from Mondelēz International, Inc. (“Mondelēz International”) in October 2012 and was appointed by Mondelēz International based upon the recommendation of Mondelēz International’s nominating and governance committee. The Governance Committee believes that all director nominees are highly qualified and comprise the right board of directors for Kraft.

General Qualifications

The Board believes all directors should possess certain personal characteristics, including integrity, sound business judgment and vision, to serve on our Board. We believe these characteristics are necessary to establish a competent, ethical and well-functioning Board that best represents the interests of our business, shareholders, employees, business partners and consumers. Under our Corporate Governance Guidelines (the “Guidelines”), when evaluating the suitability of individuals for nomination, the Governance Committee takes into account many factors. These factors include: the individual’s general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s business environment; understanding of Kraft’s businesses and markets; professional expertise and educational background; and other factors that promote diversity of views and experience. The Governance Committee also considers an individual’s ability to devote sufficient time and effort to fulfill his or her Kraft responsibilities, taking into account the individual’s other commitments. In addition, the Board considers whether an individual meets various independence requirements, including whether his or her service on boards and committees of other organizations is consistent with our conflicts of interest policy.

When determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at Board and committee meetings and participation in, and contributions to, Board and committee activities. In addition, under the Guidelines, the Committee generally will not recommend, and the Board will not approve, the nomination for re-election of an independent director who has reached the age of 75. However, if the Board determines that the director’s nomination for re-election is in our shareholders’ best interests, the Committee may recommend, and the Board may approve, the director’s nomination for re-election.

Diversity

The Guidelines provide that the Governance Committee will consider factors that promote diversity of views and experience when evaluating the suitability of individuals for nomination. While we have no formal written policy regarding what specific factors would create a diversity of views and experience, the Governance Committee believes that diversity offers a significant benefit to the Board and Kraft, as varying viewpoints contribute to a more informed and effective decision-making process. The Governance Committee seeks broad experience in relevant industries, professions and areas of expertise important to our operations, including manufacturing, marketing, technology, finance and accounting, academia, law and government.

As shown below, the director nominees have varied experiences, backgrounds and personal characteristics, which ensure that the Board will have diverse viewpoints, enabling it to effectively represent our business, shareholders, employees, business partners and consumers:

•	5 directors are current or former presidents or chief executive officers of large, complex enterprises;

•	7 directors currently hold or held key positions at major consumer products or retail companies, including food and beverage companies;

•	6 directors have significant financial and accounting backgrounds;

•	2 directors are current or former professors at leading academic institutions;

•	3 directors are women;

•	1 director is African-American;

•	1 director is Hispanic; and

•	the age range for the directors is 45 – 74.

Individual Skills and Experience

When evaluating potential director nominees, the Governance Committee considers each individual’s professional expertise and educational background in addition to the general qualifications. The Governance Committee evaluates each individual in the context of the Board as a whole. The Governance Committee works with the Board to determine the appropriate mix of backgrounds and experiences that would establish and maintain a Board that is strong in its collective knowledge, allowing the Board to fulfill its responsibilities and best perpetuate our long-term success and represent our shareholders’ interests. To help the Governance Committee determine whether director nominees qualify to serve on our Board and would contribute to the Board’s current and future needs, director nominees complete questionnaires regarding their backgrounds, qualifications, skills and potential conflicts of interest. Additionally, the Governance Committee conducts annual evaluations of the Board, the Board’s committees and individual directors that assess the experience, skills, qualifications, diversity and contributions of each individual and of the group as a whole.

The Governance Committee regularly communicates with the Board to identify characteristics, professional experience and areas of expertise that will help meet specific Board needs, including:

•	consumer products and retail industry knowledge, which is vital in understanding and reviewing our strategy;

•

leadership experience, as directors who have served in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others;

•

significant operating experience as current or former executives, which gives directors specific insight into, and expertise that will foster active participation in, the development and implementation of our operating plan and business strategy;

•

accounting and financial expertise, which enables directors to analyze our financial statements, capital structure and complex financial transactions and oversee our accounting and financial reporting processes;

•

product development and marketing experience in complementary industries, which contributes to our identification and development of food and beverage products and implementation of marketing strategies that will improve our performance;

•

public company board and corporate governance experience at large, publicly traded companies, which provides directors with a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency, accountability for management and the Board and protection of shareholder interests; and

•	academic and research experience, which brings to the Board strong critical thinking and verbal communication skills as well as a greater diversity of views and backgrounds.

The following table highlights each director nominee’s specific skills, knowledge and experiences. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director	Industry	Leadership	Operating	Accounting and Financial	Product Development and Marketing	Public Company Board/ Corporate Governance	Academic and Research
Abelardo E. Bru	Ö	Ö	Ö	Ö	Ö	Ö
John T. Cahill	Ö	Ö	Ö	Ö	Ö	Ö
L. Kevin Cox	Ö	Ö	Ö			Ö
Myra M. Hart	Ö	Ö	Ö		Ö	Ö	Ö
Peter B. Henry		Ö		Ö			Ö
Jeanne P. Jackson	Ö	Ö	Ö	Ö	Ö	Ö
Terry J. Lundgren	Ö	Ö	Ö		Ö	Ö
Mackey J. McDonald	Ö	Ö	Ö			Ö
John C. Pope		Ö	Ö	Ö	Ö	Ö
E. Follin Smith		Ö	Ö	Ö		Ö

The Board believes that all the director nominees are highly qualified. As the table above and biographies below show, the director nominees have significant leadership and professional experience, knowledge and skills that qualify them for service on our Board. As a group, they represent diverse views, experiences and backgrounds. All director nominees satisfy the criteria set forth in our Guidelines and possess the characteristics that are essential for the proper and effective functioning of the Board.

In February 2015, the Governance Committee recommended, and the Board nominated, each of the Director nominees listed below for election at the Annual Meeting. All directors are standing for election as directors to hold office for a one-year term expiring in 2016 or until his or her successor has been duly elected and qualified. The following table presents information regarding each director nominee as of March 3, 2015, including information about the director’s professional experience, public company directorships held, educational background and qualifications.

The persons named as proxies in the proxy card or electronic voting form will vote the shares represented by the proxy card or electronic voting form FOR or AGAINST the director nominees or ABSTAIN from voting, as instructed in the proxy card or electronic voting form. If a director nominee should become unavailable to serve as a director, an event that we do not anticipate occurring, the persons designated as proxies intend to vote the shares for the person whom the Board may designate to replace that nominee. In lieu of naming a substitute, the Board may reduce the number of directors on our Board.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR EACH NOMINEE.

        Abelardo E. Bru
     Former Vice Chairman, PepsiCo, Inc.
     Director since October   2012       Committee:
     • Audit
Age: 66

Professional Experience:

Mr. Bru retired as Vice Chairman of PepsiCo, Inc., a food and beverage company, in 2005. From 1976 to 2005, Mr. Bru served at PepsiCo, Inc. in various leadership capacities, including as Vice Chairman from 2004 to 2005, Chairman and Chief Executive Officer, Frito-Lay North America from 2003 to 2004, President and Chief Executive Officer, Frito-Lay North America from 1999 to 2003 and President and General Manager, Sabritas Mexico from 1992 to
1999.

Education:

Mr. Bru received a Bachelor’s Degree from The City College of New York.

Public Company Boards:

Mr. Bru is a director of Kimberly-Clark Corporation and DIRECTV and was formerly a director of Office Depot, Inc.

Director Qualifications:

• Industry Knowledge and Leadership, Operating, Product Development and Marketing experience – 29 years of experience in various leadership positions, including Vice Chairman (and Chairman and Chief Executive Officer of a division), at a global food and beverage company.

• Accounting and Financial expertise – former Chairman and Chief Executive Officer of a division of a global company with experience supervising principal financial officers.

• Public Company Board and Corporate
Governance experience – current and former director of several public companies.

       John T.
Cahill       Chairman and Chief Executive Officer, Kraft Foods Group, Inc.
Director since October 2012 Age: 57

Professional Experience:

Mr. Cahill was appointed as our Chairman and Chief Executive Officer effective December 28, 2014. Mr. Cahill had served as our non-executive Chairman from March 8, 2014 until this appointment.
Prior to that, he served as our Executive Chairman since October 1, 2012. He joined Mondelēz International on January 2, 2012 as the Executive Chairman Designate, North American Grocery, and served in that capacity until the Spin-Off.
Previously, Mr. Cahill served as an Industrial Partner at Ripplewood Holdings LLC, a private equity firm, from 2008 to 2011. Mr. Cahill held various roles at The Pepsi Bottling Group, Inc., a beverage manufacturing company, including as
Chief Financial Officer and head of International Operations, then as Chief Executive Officer from 2001 to 2003, as Chairman and Chief Executive Officer from 2003 to 2006 and as Executive Chairman from 2006 to 2007. Prior to that, Mr. Cahill held various leadership positions at PepsiCo, Inc., a food and beverage company, from 1989 to 1998, including serving as Chief Financial Officer for both Kentucky Fried Chicken and Pepsi-Cola North America and Senior Vice President and Treasurer of
PepsiCo, Inc.

Education:

Mr. Cahill received a Bachelor’s Degree and a Master of Business Administration from Harvard University.

Public Company Boards:

Mr. Cahill is the lead independent director of American Airlines Group, Inc., a director of Colgate-Palmolive Company and a former director of Legg Mason, Inc.

Director Qualifications:

• Leadership and Operating experience – current Chairman and Chief Executive Officer of Kraft and former
Chairman and Chief Executive Officer of a beverage manufacturing company.

• Industry Knowledge and
Product Development and Marketing experience – service in various positions, including key roles, at Kraft, Mondelēz International and another global food and beverage company.

• Accounting and Financial expertise – former service in senior financial positions at public companies, including service as Chief Financial Officer of The Pepsi Bottling Group, Inc.

• Public Company Board
and Corporate Governance experience – current and former director of several public companies, including experience as a chairman and as a lead independent director.

       L. Kevin
Cox       Chief Human Resources Officer, American Express Company
     Director since October
 2012
 Committees:
 • Chair, Compensation
 • Governance
Age: 51

Professional Experience:

Mr. Cox has
served as Chief Human Resources Officer of American Express Company, a global provider of payment solutions and travel-related services for consumers and businesses, since April 2005. Prior to that, he spent 16 years at PepsiCo, Inc., a food and beverage company, and The Pepsi Bottling Group, Inc., a beverage manufacturing company, where he served in a variety of leadership positions in strategy, business development, technology and human resources.

Education:

Mr. Cox received a Bachelor’s Degree from Marshall University and a Master of Labor and Industrial Relations from Michigan State University.

Public Company Boards:

Mr. Cox currently serves as a director of The Corporate Executive Board Company, and he was formerly a director of The Chefs’ Warehouse, Inc.

Director Qualifications:

• Leadership and Operating experience – current senior executive of a large public company and formerly held leadership positions in strategy, business development, technology and human resources at global food and beverage companies.

• Industry Knowledge – 16 years of experience in various leadership positions at global food and beverage companies.

• Public Company Board and Corporate Governance experience – current and former director of several public companies.

       Myra M.
Hart       Professor, Harvard Business School (Retired)
     Director since October
 2012
 Committee:
 • Compensation
Age: 74

Professional Experience:

Dr. Hart joined the faculty of the Harvard Business School in 1995 as a professor of management practice and retired to its senior faculty in 2008. From 1985 until 1990, Dr. Hart was a member of the team that founded Staples, Inc., an office products retailer, leading operations, strategic planning and growth implementation in new and existing markets. Prior to that, she was Director of Marketing for Star Market, a division of SuperValu Inc., a U.S.
grocery retailer, from 1983 to 1985.

Education:

Dr. Hart received a Bachelor’s Degree from Cornell University and a Master of Business Administration and a Doctor of Business Administration from Harvard
University.

Public Company Boards:

Dr. Hart was formerly a director of Mondelēz International, Office Depot Inc. and Royal Ahold N.V.

Director Qualifications:

• Leadership and Operating experience – founding officer of a global office products company.

• Industry Knowledge and Marketing experience – former Director of Marketing of a division of a large U.S.
grocery company and former director of a global supermarket company.

• Public Company Board and
Corporate Governance experience – service as a director of several public companies.

• Academic
experience – retired professor of management practice at a leading business school.

       Peter B. Henry
 Dean, Leonard N. Stern   School of Business,
 New York University       Director since October   2012
Committees: • Audit • Governance Age: 45

Professional Experience:

Dr. Henry has served as Dean of the Leonard N. Stern School of Business at New
York University since January 2010. Prior to that, Dr. Henry had served on the
faculty at Stanford University since 1997, where he served as the Konosuke
Matsushita Professor of International Economics, the John and Cynthia Fry Gunn
Faculty Scholar and the Associate Director of the Stanford Center for
Global
Business and the Economy.

Education:

Dr. Henry received a Bachelor’s Degree in Economics from the University of North
Carolina at Chapel Hill; a Bachelor’s Degree in Mathematics from
Oxford University;
and a Doctor of Philosophy in Economics from Massachusetts Institute of
Technology.

Public Company Boards:

Dr. Henry was formerly a director of Mondelēz International.

Director Qualifications:

• Leadership experience and Financial expertise – Dean of a leading business school and associate director of a global business center; served in governmental advisory roles, including
leadership of President Obama’s
Transition Team’s review of international lending agencies and an economic advisor to governments in developing markets.
• Academic and
Research experience – Dean and professor of economics and
finance at leading business schools and member of economic research and foreign relations organizations.

       Jeanne P. Jackson
     President, Product and Merchandising, NIKE, Inc.
     Director since October   2012       Committee:
     • Audit
Age: 63

Professional Experience:

Ms. Jackson
has served as President, Product and Merchandising of NIKE, Inc., a designer, marketer and distributor of athletic footwear, equipment and accessories, since July 1, 2013. She previously served as President, Direct to Consumer at NIKE, Inc.
from 2009 until July 2013. Prior to that, she founded and served as the Chief Executive Officer of MSP Capital, a private investment company, from 2002 to 2009 and as Chief Executive Officer of Walmart.com, a private eCommerce enterprise, from 2000 to 2002. Ms. Jackson previously served in various leadership positions at Gap Inc., Victoria’s Secret, Saks Fifth Avenue and Federated Department Stores, Inc., all clothing retailers, and Walt Disney Attractions, Inc., the theme parks and vacation resorts division of The Walt Disney Company, a mass media company.

Education:

Ms. Jackson received a Bachelor’s Degree
from the University of Colorado and a Master of Business Administration from Harvard University.

Public Company Boards:

Ms. Jackson currently serves as a director of McDonald’s Corporation and was formerly a director of Motorola Mobility Holdings, Inc.

Director
Qualifications:

• Leadership, Operating and Marketing experience – current senior executive of a leading consumer retailer and former senior executive in global brand management with several other major consumer retailers.

• Accounting and Financial expertise – current and former executive with experience supervising principal financial officers and has served on audit committees of several public companies.

• Public Company Board and Corporate Governance experience – current and former director of several public companies.

        Terry J. Lundgren
     Chairman and Chief Executive Officer,   Macy’s, Inc.       Director since
October   2012       Committees:       • Compensation   • Governance
Age: 62

Professional Experience:

Mr. Lundgren has served as Chief Executive Officer of Macy’s, Inc., a national retailer, since 2003 and as a director since 1997, becoming Chairman of the Board in 2004. He also was President of
Macy’s, Inc. from 2003 through 2014. Mr. Lundgren previously served as Macy’s, Inc.’s President/Chief Operating Officer and Chief Merchandising Officer from 2002 to 2003, President and Chief Merchandising Officer from 1997 until
2002 and Chairman and Chief Executive Officer, Federated Merchandising Group, Macy’s, Inc.’s predecessor, from 1994 until 1997. Prior to joining Federated Department Stores, Inc., Mr. Lundgren was affiliated with The Neiman Marcus
Group, a national retailer, from 1988 to 1994, serving as Chairman and Chief Executive Officer, Neiman Marcus Stores from 1990 to 1994.

Education:

Mr. Lundgren received a Bachelor’s
Degree from the University of Arizona.

Public Company Boards:

Mr. Lundgren is Chairman of the Board of Macy’s, Inc. and a director of The Procter & Gamble Company. He was formerly a director of Mondelēz
International.

Director Qualifications:

• Leadership, Operating and Marketing experience – current Chief Executive Officer, and former President,
Chief Operating Officer and Chief Merchandising Officer, of a leading national retailer.

• Public
Company Board and Corporate Governance experience – many years’ experience as a director and Chairman of the Board of another public company.

       Mackey J.
McDonald       Senior Advisor,
Crestview   Partners
 Lead Director since   October 2012       Committees:       • Compensation   • Chair, Governance
Age: 68

Professional Experience:

Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Prior to that, he served at VF Corporation, an apparel manufacturer, as Chief Executive Officer from 1996 to 2008 and as President from 1993 to 1996. Mr. McDonald also served at VF Corporation as a director from 1993 to 1998 and as Chairman of the Board from 1998 to 2008.

Education:

Mr. McDonald received a Bachelor’s Degree from Davidson College and a Master of Business Administration from Georgia State University.

Public Company Boards:

Mr. McDonald currently serves as a director of Hyatt Hotels Corporation and was formerly a director of Mondelēz International and Wells Fargo & Company.

Director Qualifications:

• Industry Knowledge and Leadership and Operating experience – former President and Chief Executive Officer of a global consumer products company.

• Public Company Board and Corporate Governance experience
– current and former director of several global public companies.

       John C. Pope
     Chairman, PFI Group, LLC
     Director since August   2012       Committee:
     • Chair, Audit
Age: 65

Professional Experience:

Mr. Pope has served as Chairman of PFI Group, LLC, a financial management firm, since 1994. Mr. Pope also serves as Chairman of the Board of R.R. Donnelley and Sons Co. since May 2014. From November 2004 to
December 2011, he served as Chairman of the Board of Waste Management, Inc., a provider of comprehensive waste management services. Mr. Pope also served as Chairman of the Board of MotivePower Industries, Inc., a manufacturer and remanufacturer of locomotives and locomotive components, from December 1995 to November 1999. Prior to joining MotivePower Industries, Inc., Mr. Pope served in various capacities at United Airlines, a U.S.-based airline, and its parent, UAL Corporation, including as
Director, Vice Chairman, President, Chief Operating Officer, Chief Financial Officer and Executive Vice President, Marketing and Finance.

Education:

Mr. Pope received a Bachelor’s Degree from
Yale University and a Master of Business Administration from Harvard University.

Public Company Boards:

Mr. Pope is Chairman of the Board of
R.R. Donnelley and Sons Co. and a director of Con-way, Inc. and Waste Management, Inc. Mr. Pope was formerly a director of Dollar Thrifty Automotive Group, Inc., Mondelēz International and Navistar International Corporation.

Director Qualifications:

• Leadership, Operating and Marketing experience – held key leadership roles, including President, Chief
Operating Officer, Chief Financial Officer and Executive Vice President, Marketing and Finance of a global company.

• Accounting and Financial expertise – Chairman of a financial management firm and former Chief Financial Officer and Executive Vice President, Marketing and Finance of a global company.

• Public Company Board and Corporate Governance experience – current and former director and audit committee member of several public companies.

E. Follin Smith

Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer,
Constellation Energy Group, Inc.

Director since October

2012

Committees:

• Audit

• Governance

Age: 55

Professional Experience:

Ms. Smith retired from Constellation Energy Group, Inc., a commercial and industrial electricity supplier, where she served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer
from 2003 to 2007 and as Executive Vice President and Chief Financial Officer from 2001 to 2003. Prior to that, Ms. Smith served at Armstrong World Industries Inc., a manufacturer of hard-surface flooring and ceilings, as Senior Vice President and Chief Financial Officer from 2000 to 2001 and as Vice President and Treasurer from 1998 to 2000. Prior to joining Armstrong World Industries Inc., Ms. Smith spent thirteen years with General Motors Corporation, an automotive company, in various financial and leadership positions, most recently as Chief Financial Officer, Delphi Chassis Systems from 1997 to 1998.

Education:

Ms. Smith received a Bachelor’s Degree
from Davidson College and a Master of Business Administration from the Darden School of Business, University of Virginia.

Public Company Boards:

Ms. Smith is a director of Ryder System, Inc. and was formerly a director of
Discover Financial Services.

Director Qualifications:

• Leadership and Operating experience – held key leadership roles at a public company, including Executive
Vice President, Chief Financial Officer and Chief Administrative Officer, and has senior management experience, including oversight of finance, human resources, risk management, legal and information technology functions.

• Accounting and Financial expertise – formerly served as Chief Financial Officer for several public companies.

• Public Company Board and Corporate Governance experience – current and former director of several public companies.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Annually, as required by Section 14A of the Securities Exchange Act of 1934, we ask our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. As described in detail in the CD&A, our executive compensation programs are designed to attract, retain and motivate superior executive talent, including our
Named Executive Officers, who are critical to our success. Please read the CD&A beginning on page 27 and “Executive Compensation Tables” beginning on page 45 for specific details about our executive compensation programs. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our Named Executive Officers described in this Proxy Statement. This vote on the Named Executive Officer compensation is advisory, and therefore will not be binding on Kraft, our Compensation Committee or our Board. However, our Board and Compensation Committee value our shareholders’ opinions and will evaluate the results of this vote.

At our 2014 annual meeting of shareholders, Kraft’s compensation of our 2013 Named Executive Officers was approved by approximately 96.5% of the votes cast on the proposal. This result demonstrated strong shareholder support for our executive compensation approach. The Compensation Committee considered this result when designing the 2014 Named Executive Officer compensation. The Compensation
Committee concluded that the current compensation programs effectively align pay and performance and promote long-term shareholder value; therefore no specific program changes were made as a result of the voting results.

We are asking our shareholders to indicate their support for the compensation of our Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that Kraft’s shareholders approve, on an advisory basis, the compensation paid to Kraft’s Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive
Compensation Tables and related narrative discussion.”

The Board recommends that you vote FOR the approval of our Named Executive Officer compensation as disclosed in this Proxy Statement.

PROPOSAL 3. RATIFICATION OF THE SELECTION OF INDEPENDENT
AUDITORS

The Audit Committee is responsible for the selection, oversight, retention and termination of our independent auditors. The Audit
Committee selected PricewaterhouseCoopers LLP (“PwC”), a registered public accounting firm, as our independent auditors for 2015. The Audit Committee and the Board are requesting, as a matter of policy, that shareholders ratify the selection of PwC as our independent auditors.

The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the selection, the Audit Committee may investigate the reasons for our shareholders’ rejection and may consider whether to retain PwC or appoint another independent auditor.
Furthermore, even if the selection is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in Kraft’s and our shareholders’ best interests.

PwC has served as our independent auditors since 2012. We expect that representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders. Additional information about our independent auditors, including our pre-approval policies and PwC’s aggregate fees for 2013 and 2014, can be found below under “Board Committees and Membership — Audit Committee.”

The Board recommends a vote FOR the ratification of the
selection of PricewaterhouseCoopers LLP as Kraft’s independent auditors for 2015.

CORPORATE GOVERNANCE AND BOARD MATTERS

We believe that strong corporate governance is essential to the long-term success of our company. This section describes Kraft’s corporate governance framework, including our key governance policies and practices, Board leadership structure and oversight functions.

GOVERNANCE GUIDELINES AND CODES OF CONDUCT

Corporate Governance Guidelines

The Guidelines articulate our governance philosophy, practices and policies in a range of areas, including: the Board’s role and responsibilities; composition and structure of the Board; establishment and responsibilities of the committees of the Board; executive and director performance evaluations; and succession planning. The Governance Committee reviews the Guidelines annually and recommends any changes to the Board.

Code of Business Conduct and Ethics for
Non-Employee Directors and Code of Conduct for Employees

We have a written Code of Business Conduct and Ethics for Non-Employee Directors (the
“Directors Ethics Code”) that is designed to deter wrongdoing and to promote:

•

honest and ethical conduct;

•

  full, fair, accurate, timely and understandable disclosure in the reports and documents that we file with the Securities and Exchange Commission (the
“SEC”) and in our other public communications;

•

compliance with applicable laws, rules and regulations, including insider trading compliance; and

•

accountability for adherence to the Directors Ethics Code and prompt internal reporting of violations.

Annually, each non-employee director must acknowledge in writing that he or she has received, reviewed and understands the Directors Ethics Code.

We also have a written Code of Conduct for employees. It includes a set of employee policies that cover ethical and legal practices for nearly every aspect of our business. The Code of Conduct reflects our values, the foremost being trust, and contains important rules our employees must follow when conducting business to promote compliance and integrity. The Code of Conduct is part of our global compliance and integrity program that provides support and training throughout our company and encourages reporting of wrongdoing by offering anonymous reporting options and a non-retaliation policy. We will disclose in the Corporate Governance section of our Web site (described below) any amendments to our Directors Ethics Code or Code of Conduct and any waiver granted to an executive officer or director under these codes.

Corporate Governance Materials Available on Our Web site

Our Web site contains our Articles of
Incorporation, By-Laws, the Guidelines, our Board committee charters, the Code of Conduct and the Directors Ethics Code. To view these documents, go to http://ir.kraftfoodsgroup.com/ and click on “Corporate Governance.” We will promptly deliver free of charge, upon request, a copy of the Guidelines, the Board committee charters, the Code of Conduct or the Directors Ethics Code to any shareholder requesting a copy. Requests should be directed to our Corporate Secretary at Kraft Foods Group, Inc., Three Lakes Drive, Northfield, Illinois 60093.

The information on our Web site is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.

KEY CORPORATE GOVERNANCE PRACTICES

We have adopted a number of corporate governance practices to promote and enhance the Board’s independent leadership, accountability and oversight:

•

  Leadership Structure. In the event that the Chairman of the Board is not an independent director, the independent directors annually will choose an independent director to serve as the Lead Director.

•

  Limitation on Management Directors. Our Guidelines provide that generally the CEO should be the only member of management to serve as a director.

•

  Independent Committees. The Board has determined that all Board committees should be comprised of only independent directors.

•

Executive Sessions. At each Board meeting, our independent directors meet without the CEO or any other members of management present to discuss issues important to Kraft, including any matters regarding management.

•

  Special Meetings of the Board. Our By-Laws allow the Lead Director, in addition to the Chairman, to call special meetings of the Board.

•

Annual Performance Evaluation. The Governance Committee develops and oversees an annual evaluation process for the Board and the Board’s committees.
This is a robust and lengthy process that includes director surveys, interviews and individual feedback.

•

  Special Meetings of Shareholders. Our By-Laws allow shareholders of record of at least 20% of the voting power of our outstanding stock to call a special meeting of shareholders.

•

  Majority Voting in Director Elections. Our By-Laws provide that in uncontested elections, director nominees must be elected by a majority of the votes cast.

•

Annual Election of Directors. Beginning with our annual meeting in 2015, our shareholders elect all directors annually.

•

Stock Holding Requirements. The Guidelines provide that directors are expected to hold Kraft common stock in an amount equal to five times the annual
Board retainer within five years of joining the Board. Equity grants awarded to directors must be held until six months after the director concludes service on the Board.

BOARD LEADERSHIP STRUCTURE

Chairman and CEO Role

The Board periodically evaluates our leadership structure to determine what structure is in our best interests at the time based on our particular circumstances.
The Board believes that its decision on leadership structure should be based on the particular composition of the Board (including the tenure and skill sets of the individual directors and the Board as a whole), the particular CEO and the needs and opportunities of Kraft over time. When determining the leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our shareholders’ interests, the Board will consider various factors, including our specific business and long-term strategic needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices generally.

Currently, Mr. Cahill serves as our CEO and as the Chairman of our Board, and Mr. McDonald serves as the Lead Independent Director. The Board reviewed this structure in depth prior to Mr. Cahill’s appointment as CEO and determined that this leadership structure provides an effective balance of strong leadership and independent oversight. Having one individual serve as both CEO and Chairman contributes to and enhances the Board’s efficiency and effectiveness, as the CEO is generally in the best position to inform our independent directors about our operations, the competitive market and

other challenges facing Kraft. The Board believes that combining these roles also promotes timely communication between management and the Board on critical matters, including strategy, business results and risks.

Independent Director Leadership and Oversight

The Board has established the role of Lead Director for those times when the Chairman of the Board is not an independent director as the Board believes that independent Board leadership is important. Because
Mr. Cahill serves as both CEO and Chairman, our Board selected Mr. McDonald to act as Lead Director. Mr. McDonald has served as our Lead Director since 2012. The Board believes that Mr. McDonald is an effective Lead Director due to his independence, leadership and operating experience as the former CEO of a global consumer products company and his corporate governance experience as a member of several public company boards. Mr. McDonald’s skills, experience and perspective provide a strong independent role in the Board’s and Kraft’s leadership structure. The Lead Director is selected annually by the Board and serves as the principal liaison between the Chairman and the other independent directors.

Under the Guidelines, the Lead Director, in consultation with the other independent directors, is responsible for:

•

  advising the Chairman as to an appropriate schedule of Board meetings to assure that there is sufficient time for discussion of all agenda items;

•

reviewing and providing the Chairman with input regarding each agenda and the materials for the Board meetings;

•

presiding at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors at regularly scheduled Board meetings, and, as appropriate, apprising the Chairman of the topics considered;

•

being available for consultation and direct communication with our shareholders;

•

approving information sent to the Board;

•

serving as a liaison between the Chairman and the independent directors;

•

calling meetings of the Board when necessary and appropriate;

•

serving as an unofficial member of all Board committees of which he or she is not a member; and

•

performing such other duties as the Board may delegate from time-to-time.

In addition to serving as our Lead Director, Mr. McDonald serves as Chairman of the Governance Committee of the Board. In this role, Mr. McDonald oversees the annual Board evaluation process, which is intended to enhance the overall functioning of the Board. At least annually, Mr. McDonald meets individually with each director to discuss the effectiveness of the Board, as a whole, as well as the director’s individual performance and other Board-related matters. This process also enables Mr. McDonald to more effectively act as a liaison between the Chairman and the independent directors.

INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations

The Guidelines require that at least 75% of the directors meet the NASDAQ Stock Market (“NASDAQ”) listing standards’
“independence” requirements. For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no direct or indirect material relationship with Kraft. The
Board determined that, under the NASDAQ listing standards, the following directors are independent: Mr. Bru, Mr. Cox, Dr. Hart, Dr. Henry, Ms. Jackson, Mr. Lundgren, Mr. McDonald, Mr. Pope and Ms. Smith.
Mr. Cahill, our Chairman and CEO, and Mr. Vernon, our former CEO, are not independent.

Review of Transactions with Related Persons

The Board has adopted a written policy regarding the review, approval or ratification of “related person transactions.” A related person transaction is one in which Kraft is a participant, the amount involved exceeds $120,000 and any “related person” had, has or will have a direct or indirect material interest. In general, “related persons” include our directors, executive officers and 5% shareholders and their immediate family members. In accordance with this policy, the Governance Committee reviews transactions that might qualify as related person transactions. If the Governance Committee determines that a transaction qualifies as a related person transaction, then the Governance Committee reviews, and approves, disapproves or ratifies the related person transaction. The Governance Committee approves or ratifies only those related person transactions that are fair and reasonable to Kraft and in our and our shareholders’ best interests. Any member of the Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or decisions regarding the transaction. The chair of the
Governance Committee will review and approve or ratify potential related person transactions when it is not practicable or desirable to delay review of a transaction until a Governance Committee meeting, and will report to the Governance Committee any transaction so approved or ratified. The Governance Committee, in the course of its review and approval or ratification of a related person transaction under this policy, considers, among other things:

•

the commercial reasonableness of the transaction;

•

the materiality of the related person’s direct or indirect interest in the transaction;

•

whether the transaction may involve an actual, or the appearance of a, conflict of interest;

•

  the impact of the transaction on the related person’s independence (as defined in the Guidelines and the NASDAQ listing standards); and

•

whether the transaction would violate any provision of our Directors Ethics Code or Code of Conduct.

On February 2, 2015, BlackRock, Inc. (“BlackRock”), an investment management corporation, filed a Schedule 13G/A with the SEC disclosing that it beneficially owned 5.9% of our outstanding shares as of December 31, 2014. On February 12, 2015, State Street Corporation (“State Street”), an investment management corporation, filed a Schedule 13G with the SEC disclosing that it beneficially owned 5.5% of our outstanding shares as of December 31, 2014. During 2014, BlackRock and State Street each provided investment management services to Kraft, including acting as an investment manager with respect to certain investment options under our 401(k) plans for U.S. employees and pension plans for employees in Canada. When selected as an investment manager for plan assets, each applicable plan’s designated authority determined that the selection met applicable standards and that the fees were reasonable and appropriate. During 2014, BlackRock and State Street received approximately $866,000 and $1,301,000, respectively, in connection with investment management services. The Governance Committee reviewed our relationships with BlackRock and State Street and ratified these transactions.

OVERSIGHT OF RISK MANAGEMENT

Our business faces various risks, including strategic, financial, legal, regulatory, operational, accounting and reputational risks. Management is responsible for the day-to-day management and mitigation of risk. Identifying, managing and mitigating our exposure to these risks and effectively overseeing this process are critical to our operational decision-making and annual planning processes.
The Board has ultimate responsibility for risk oversight, but it has delegated primary responsibility for overseeing risk assessment and management to the Audit Committee. The Audit Committee discusses guidelines and policies to govern the process by which management assesses and manages risk, including Kraft’s major financial risk exposures and the steps taken to monitor and control those exposures. In addition, pursuant to its charter, the Audit Committee reviews and discusses risk assessment and risk management guidelines, policies and processes utilized in our Enterprise Risk Management (“ERM”) approach. Our ERM approach is an ongoing process effected at all levels of our operations and across business units and functions to identify, assess, monitor, manage and mitigate risk. The ERM approach facilitates open communication between management and the Board to advance the Board’s and committees’ understanding of our risk management process, how it is functioning, the participants in the process, key risks to our business and performance and the information gathered through the approach. The
Audit Committee annually reviews the ERM approach, as well as the results of the annual ERM assessment.

Annually, the Audit Committee allocates
responsibility for overseeing the review and assessment of key risk exposures and management’s response to those exposures to the full Board, or another committee of the Board or it retains those responsibilities, as appropriate. Management provides reports to the Board, the Audit Committee or other appropriate committee, in advance of meetings, regarding these key risks and the actions management has taken to monitor, control and mitigate these risks. Management also attends Board and committee meetings to discuss these reports and provide any updates. The Audit Committee or other appropriate committee reports key risk discussions to the Board following its meetings. Board members may also further discuss the risk management process directly with members of management.

In addition to the ERM approach, the Board and each committee review and assess risks related to our business and operations throughout the year. For example, the Board frequently discusses our strategic plans, issues and opportunities in light of circumstances in the food and beverage industry and the global economic environment. In addition, as discussed under “Board Committees and Membership — Compensation Committee — Analysis of Risk in the Compensation Architecture” below, the Compensation Committee oversees a robust evaluation of our compensation structure’s impact on risk taking and risk mitigation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to report to the SEC their ownership of our common stock and changes in that ownership. As a practical matter, our Office of the Corporate Secretary assists our directors and executive officers by monitoring their transactions and completing and filing Section 16(a) reports on their behalf. We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from reporting persons that all reportable transactions were reported. Based solely on that review, we believe that during the fiscal year ended December 27, 2014, all required filings were timely made in accordance with Exchange Act requirements.

COMMUNICATIONS WITH THE BOARD

Information for shareholders and other parties interested in communicating with the Lead Director, the Board or our independent directors, individually or as a group, is available on our Web site at http://ir.kraftfoodsgroup.com/contactBoard.cfm. Our Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent directors;
communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee; and communications relating to ordinary business matters, such as suggestions, inquiries and consumer complaints, to the appropriate Kraft executive or employee. Our Corporate Secretary does not forward solicitations, junk mail and obviously frivolous or inappropriate communications.

MEETING ATTENDANCE

We expect directors to attend all Board meetings, the Annual
Meeting and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting. The Board held 9 meetings in 2014 and the committees of the Board held a total of 22 meetings.
Overall attendance at these meetings was approximately 94%. Each director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2014. All directors attended our 2014 annual meeting of shareholders.

BOARD COMMITTEES AND MEMBERSHIP

COMMITTEE MEMBERSHIP

Our Board
designates the committee members and chairs based on the Governance Committee’s recommendations. In 2014, the Board had three standing committees: Audit, Compensation and Governance. The Board has a written charter for each committee. The charters set forth each committee’s roles and responsibilities. All committee charters are available on our Web site as discussed above under “Corporate Governance and Board Matters — Governance Guidelines and Codes of Conduct —
Corporate Governance Materials Available on Our Web site.” The following table lists the current committee membership and the number of meetings held by each committee in 2014.

Audit

Compensation

Governance

Abelardo E. Bru

x

L. Kevin Cox

Chair

X

Myra M. Hart

X

Peter B. Henry

X

X

Jeanne P. Jackson

X

Terry J. Lundgren

X

X

Mackey J. McDonald

X

Chair

John C. Pope

Chair

E. Follin Smith

X

X

Meetings in 2014

11

7

4

AUDIT COMMITTEE

The Board established the Audit Committee in accordance with Section 3(a)(58)(A) and Rule 10A-3 under the Exchange Act. The responsibilities of our Audit Committee are more fully described in our Audit
Committee charter. Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is directly responsible for the appointment and oversight of our independent auditors, including review of their qualifications, independence and performance. Our Audit Committee, among other duties, oversees:

•

  the integrity of our financial statements, our accounting and financial reporting processes and our systems of internal control over financial reporting and safeguarding of our assets;

•

our compliance with legal and regulatory requirements;

•

our independent auditors’ qualifications, independence and performance;

•

the performance of our internal auditors and internal audit function;

•

our financial matters and financial strategy; and

•

our guidelines and policies that govern the process by which we assess and manage risk.

The Audit Committee reviews and discusses with our independent auditors their audit procedures, including the audit plan and its scope with respect to Kraft’s consolidated financial statements, as well as annually reviews their independence and performance. In addition, the Audit Committee regularly meets with the independent auditors without management present at their in-person meetings. The Audit
Committee also selects the lead audit engagement partner.

The Audit Committee consists entirely of independent directors, and each director meets the independence requirements set forth in the listing standards of NASDAQ, Rule 10A-3 under the Exchange Act and the Audit Committee charter. The Board has determined that each Audit

Committee member is able to read and understand fundamental financial statements. In addition, the Board has determined that Ms. Jackson, Mr. Pope and Ms. Smith are
“audit committee financial experts” within the meaning of SEC regulations. No Audit Committee member received any payments in 2014 from us other than compensation for service as a director.

The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at
KRFT-FinancialIntegrity@kraftfoods.com.

Audit Committee Report for the Year Ended December 27, 2014

To our Shareholders:

Management has primary responsibility for Kraft’s financial statements and the reporting process, including the systems of internal control over financial reporting. The role of the Audit Committee of the Kraft Board of Directors is to oversee Kraft’s accounting and financial reporting processes and audits of its financial statements. In addition, we assist the
Board in its oversight of:

•

  The integrity of Kraft’s financial statements and Kraft’s accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding the company’s assets;

•

Kraft’s compliance with legal and regulatory requirements;

•

Kraft’s independent auditors’ qualifications, independence and performance;

•

The performance of Kraft’s internal auditors and the internal audit function;

•

Kraft’s financial matters and financial strategy; and

•

Kraft’s guidelines and policies with respect to risk assessment and risk management.

Our duties include overseeing Kraft’s management, the internal audit department and the independent auditors in their performance of the following functions, for which they are responsible:

Management

•

  Preparing Kraft’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP);

•

Establishing and assessing effective financial reporting systems and internal controls and procedures; and

•

Reporting on the effectiveness of Kraft’s internal control over financial reporting.

Internal Audit Department

•

Independently assessing management’s system of internal controls and procedures; and

•

Reporting on the effectiveness of that system.

Independent Auditors

•

Auditing Kraft’s financial statements;

•

Issuing an opinion about whether the financial statements conform with U.S. GAAP; and

•

Annually auditing the effectiveness of Kraft’s internal control over financial reporting.

Periodically, we meet, both independently and collectively, with management, the internal auditors and the independent auditors, among other things, to:

•

  Discuss the quality of Kraft’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;

•

  Review significant audit findings prepared by each of the independent auditors and internal audit department, together with management’s responses; and

•

Review the overall scope and plans for the current audits by the internal audit department and the independent auditors.

Prior to Kraft’s filing of its Annual Report on Form 10-K for the year ended December 27, 2014, with the SEC, we also:

•

Reviewed and discussed the audited financial statements with management and the independent auditors;

•

  Discussed with the independent auditors their evaluation of the accounting principles, practices and judgments applied by management;

•

Discussed all other items the independent auditors are required to communicate to the Audit Committee in accordance with applicable requirements of the Public
Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence;

•

  Received from the independent auditors the written disclosures and the letter describing any relationships with Kraft that may bear on the independent auditors’ independence; and

•

Discussed with the independent auditors their independence from Kraft, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent auditors from performing specified services that could impair their independence and (ii) Kraft’s and the Audit Committee’s policies.

Based upon the reports and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Kraft’s Annual Report on Form 10-K for the year ended December 27, 2014, which was filed with the SEC on February 19, 2015.

Audit Committee:

John C. Pope, Chair

Abelardo E. Bru

Peter B. Henry

Jeanne P. Jackson

E. Follin Smith

The information contained in the above report will not be deemed to be “soliciting material” or “filed”
with the SEC, nor will this information be incorporated by reference into any future filing under the Securities Act of 1933, or the Exchange Act, except to the extent that Kraft specifically incorporates it by reference in such filing.

Pre-Approval Policy

The Audit
Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent auditors will perform and is subject to a specific engagement authorization by management within the pre-approved category spending limits. The Audit
Committee’s policy also requires management to report at Audit Committee meetings throughout the year on the actual fees charged by the independent auditors for each category of service. The Audit Committee reviews this policy annually.

During the year, circumstances may arise when it may be necessary to engage the independent auditors for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent auditors. If pre-approval is needed before a scheduled Audit Committee meeting, the
Audit Committee delegated pre-approval authority to its chair. The chair must report on such pre-approval decisions at the committee’s next regular meeting.

During 2014 and 2013, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditors.

Independent Auditors’ Fees

Aggregate fees for professional services rendered by our independent auditors, PwC, for 2014 and 2013 are set forth in the table below.

2014

2013

Audit Fees

$
3,319,000

$
3,330,000

Audit-Related Fees

140,000

177,000

Tax Fees

158,000

526,000

All Other Fees

5,100

5,000

Total

$
3,622,100

$
4,038,000

•

“Audit Fees” include (a) the integrated audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates, and our internal control over financial reporting and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements).

•

  “Audit-Related Fees” include professional services in connection with accounting consultations and procedures related to various other audit and special reports.

•

“Tax Fees” include professional services in connection with tax compliance and advice.

•

“All Other Fees” consist principally of software license fees related to research and benchmarking.

•

All fees above include out-of-pocket expenses.

GOVERNANCE COMMITTEE

The Board
determined that all of the Governance Committee members are independent within the meaning of the NASDAQ listing standards. The Governance Committee’s responsibilities include, among others:

•

identifying qualified individuals for Board membership consistent with Board approved criteria;

•

  considering incumbent directors’ performance and suitability in determining whether to recommend that our Board nominate them for re-election;

•

making recommendations to our Board as to directors’ independence and related person transactions;

•

recommending to our Board the appropriate size, function, needs, structure and composition of our Board and its committees;

•

recommending to our Board directors to serve as members of each committee and candidates to fill committee vacancies;

•

developing and recommending to our Board and overseeing an annual self-evaluation process for our Board and committees;

•

administering and reviewing the Directors Ethics Code;

•

monitoring directors’ compliance with our stock ownership guidelines; and

•

  advising our Board on corporate governance matters, including developing and recommending to our Board corporate governance guidelines.

The Governance Committee will consider any candidate a shareholder properly presents for election to the Board in accordance with the procedures set forth in the By-Laws. The Governance Committee uses the same criteria to evaluate a candidate suggested by a shareholder as the Governance Committee uses to evaluate a candidate it identifies, which are described above under
“Company Proposals — Proposal 1. Election of Directors — Director Nomination and Qualification,” and makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board. After the Board’s consideration of the candidate suggested by a shareholder, our Corporate Secretary will notify that shareholder whether the Board decided to appoint or nominate the candidate.

For a description of how shareholders may nominate a candidate for the Governance Committee to consider for election to the Board at an annual meeting, see
“2016 Annual Meeting of Shareholders” in this Proxy Statement.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Board has determined that all of the directors who served on the Compensation Committee during 2014 are independent within the meaning of the NASDAQ listing standards. No member of the Compensation Committee is a current, or during 2014 was a former, officer or employee of Kraft or any of its subsidiaries. During 2014, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions (for a description of our policy on related person transactions, see “Corporate Governance and Board Matters — Independence and Related Person Transactions” in
this Proxy Statement). During 2014, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.

Responsibilities

The Compensation
Committee’s responsibilities are more fully described in our Compensation Committee charter, and include, among other duties:

•

  assessing the appropriateness and competitiveness of our executive compensation programs, including our severance programs and executive retirement income design;

•

reviewing and approving our CEO’s goals and objectives, evaluating his performance in light of these goals and objectives and, based upon this evaluation, determining both the elements and amounts of his compensation;

•

  reviewing management’s recommendations for, and determining and approving the compensation of, our executive officers and other officers subject to
Section 16(a) of the Exchange Act;

•

  determining annual incentive compensation, equity awards and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants;

•

  reviewing our compensation policies and practices for employees as they relate to our risk management practices and risk-taking incentives;

•

overseeing the management development and succession planning process (including succession planning for emergencies) for our CEO and his executive direct reports and, as appropriate, evaluating potential candidates;

•

  monitoring our policies, objectives and programs related to diversity and inclusion and reviewing periodically our performance in light of appropriate measures;

•

  assessing the appropriateness of, and advising our Board regarding, the compensation of non-employee directors for service on our Board and its committees;

•

reviewing and discussing with management our annual say on pay voting results, as well as preparing and approving the CD&A and the committee’s report to shareholders for inclusion in our annual proxy statement; and

•

  reviewing and approving the implementation and execution of clawback policies that allow Kraft to recoup compensation paid to executive officers and other employees.

Under the Compensation Committee’s Charter, it may delegate any of its responsibilities to the chair, another committee member or a subcommittee of committee members.

Independence of Compensation Consultant to the Committee

Under the Compensation Committee’s charter, it is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The consultant reports directly to the Compensation Committee on all executive and director compensation matters; regularly meets separately with the Compensation Committee outside the presence of management; and, speaks separately with the Compensation Committee chair and other Compensation Committee members between meetings, as necessary or desired.

During 2014, Meridian Partners LLC (“Meridian”), our independent compensation consultant, provided the
Compensation Committee advice and services, including:

•

participating in Compensation Committee meetings;

•

providing competitive market compensation data for executive positions;

•

conducting periodic reviews of elements of compensation;

•

  analyzing “best practices” and providing advice on design of annual and long-term incentive plans, including selecting performance metrics;

•

advising on the composition of our peer group for benchmarking pay and performance; and

•

updating the Compensation Committee on executive compensation trends, issues and regulatory developments.

The Compensation Committee believes that its consultant should be able to advise the Compensation Committee independent of management’s influence. In 2014, the Compensation Committee assessed the independence of Meridian pursuant to the NASDAQ listing standards and the rules of the SEC and concluded that Meridian’s work for the Compensation Committee did not raise a conflict of interest.

Analysis of Risk in the Compensation Architecture

Annually, the Compensation Committee evaluates the current risk profile of our executive and broad-based employee compensation programs. In its 2014 evaluation, the Compensation Committee reviewed our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers or employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. As described below under “Compensation Discussion and Analysis,” our compensation structure is designed to incentivize executives and employees to achieve company financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. The compensation architecture balances this design with multiple elements intended to discourage excessive risk-taking by executives and employees to obtain short-term benefits that may be harmful to Kraft and our shareholders in the long term. The Compensation Committee identified numerous safeguards that effectively manage or mitigate risk, including:

•

Short-Term/Long-Term Incentive Mix. The balanced mix between short-term and long-term incentives discourages executives and employees from maximizing short-term performance at the expense of long-term performance. Our executive compensation is heavily weighted toward long-term incentive compensation to encourage sustainable shareholder value and ensure accountability for long-term results.

•

  Award Caps. Our compensation plans provide for a limit on annual incentive awards to discourage short-term actions that may potentially harm our long-term interests.

•

Multiple Performance Measures. Our incentive plans use multiple performance measures to discourage participants from focusing on achievement of one performance measure at the expense of another. Our incentive plans also include individual performance criteria to ensure that goals do not favor achievement without regard for risks taken.

•

  Committee Discretion. The Compensation Committee has discretion to reduce incentive awards based on unforeseen or unintended consequences.

•

Long-Term Incentive Mix. We use a portfolio of stock-based long-term incentives to motivate executives to achieve long-term financial goals and top-tier performance results. Multi-year vesting features and performance cycles of long-term incentive compensation encourage retention and promote sustainable shareholder value creation and long-term growth.

•

Stock Ownership Guidelines and Holding Requirements. We have meaningful stock ownership guidelines that are higher than those of our peer companies and stock holding requirements to align our executives’ interests with our shareholders’ interests and ultimately focus our executives on attaining sustainable long-term shareholder returns.

•

Clawback, Anti-Hedging and Anti-Pledging Policies. Our clawback policy, which allows Kraft to recapture any incentive compensation paid in the event of a restatement of our financial statements, discourages inappropriate risk-taking behavior. Our anti-hedging and anti-pledging policies further align our executives’ and employees’ interests with those of our shareholders. See
“Compensation Discussion and Analysis — Other Executive Compensation Items — Anti-Hedging Policy and Pledging and Trading Restrictions” in this Proxy Statement for further information about these policies.

•

Ethics and Compliance Programs. The Audit Committee oversees our ethics and compliance programs that educate executives and employees on appropriate behavior and the consequences of inappropriate actions. These programs use innovative and effective approaches to promote compliance and integrity and encourage employees and others to report concerns by providing multiple reporting avenues and a no retaliation policy.

•

Governance Practices. We have implemented meaningful pay and governance practices that are critical to driving sustained shareholder value, including targeting pay at the median of our peer group, benchmarking compensation, using quantitative and qualitative results to determine incentive awards, engaging an independent compensation consultant, communicating with our shareholders to understand their views and concerns and conducting annual risk assessments.

The Compensation Committee also analyzed our overall enterprise risks and whether our compensation programs could impact individual behavior so as to exacerbate these enterprise risks. The Compensation Committee collaborated with the Audit Committee in this analysis.

In addition to the Compensation Committee’s evaluation, Meridian also reviewed our executive and broad-based employee incentive plans and noted similar design features in our incentive plans that mitigate risk.

Based on these analyses, the Compensation
Committee believes that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on Kraft.

Compensation Committee Report for the Year Ended December 27, 2014

The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on that review and discussion, the Compensation Committee recommended to the Board that the
Compensation Discussion and Analysis be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended December 27, 2014, which was filed with the SEC on February 19, 2015.

Compensation Committee:

L. Kevin Cox, Chair

Myra M. Hart

Terry J. Lundgren

Mackey J. McDonald

COMPENSATION OF NON-EMPLOYEE DIRECTORS

We strive to provide competitive compensation to attract and retain highly qualified non-employee directors who best represent our shareholders’ interests. In making non-employee director compensation recommendations to the Board, the Compensation Committee considers various factors, including, but not limited to, the responsibilities of directors generally, as well as committee chairs, advice from its independent compensation consultants, results from benchmarking of non-employee director compensation against Kraft’s Compensation Benchmarking Group (discussed below in the CD&A) and general industry data. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of non-employee director compensation. Mr. Vernon did not receive compensation for services as a director in 2014.

The table below summarizes the annual cash and equity compensation elements in place for our non-employee directors.

Compensation Element

Fee

Board Retainer

$
110,000

Lead Director Retainer

$
30,000

Audit Committee Chair Retainer

$
20,000

Compensation Committee Chair Retainer

$
20,000

Governance Committee Chair Retainer

$
10,000

Stock Grant Value(1)

$
125,000

(1)
In 2014, non-employee directors were awarded Kraft deferred shares. Although the deferred shares were vested as of the award date, the shares are not distributed until six months following the date the non-employee director ceases to serve on our Board. When dividends are paid on our common stock, we accrue the value of the dividend paid and issue shares equal to the accrued value six months after the director’s departure.

We pay the non-employee director cash retainers quarterly. Non-employee directors can defer 25%, 50%,
75% or 100% of their cash retainers into accounts that mirror the funds in the Kraft Foods Group, Inc. Thrift 401(k) Plan pursuant to the Kraft Foods Group, Inc. Deferred Compensation Plan for Non-Management Directors. Non-employee directors also receive an annual stock award that is granted at the Board meeting immediately following our annual meeting of shareholders.

To further align our
non-employee directors’ and shareholders’ interests, we require that the directors hold shares of our common stock in an amount equal to five times the annual Board retainer (equivalent to $550,000) within five years of becoming a director. As all of our current directors have served for less than five years, they are not yet required to meet the stock ownership requirement.

Non-employee directors may also participate in the Kraft Foundation Matching Gift Program on the same terms as our employees. Under the program, the Kraft
Foundation matches up to $15,000 per director, per year, of contributions to 501(c)(3) non-profit organizations.

The table below presents information regarding the compensation and stock awards that we have paid or granted to our non-employee directors, except for Mr. Cahill. From March 8, 2014 until his appointment as our CEO effective December 28, 2014, Mr. Cahill served as our non-executive Chairman and received a pro rata portion of an annual Chairman retainer ($250,000 per year), as well as a pro rata portion of the same annual Board retainer and annual stock award as other non-employee directors described in the table above. Effective with his appointment as CEO, Mr. Cahill no longer receives compensation for service as a director. Mr. Cahill’s aggregate compensation for service as both Executive Chairman until March 8, 2014 and non-executive Chairman for the balance of the year are set forth below in
“Executive Compensation Tables — 2014 Summary Compensation Table.”

2014 NON-EMPLOYEE DIRECTOR COMPENSATION
TABLE

Name

Fees Earned or Paidin
Cash(1) ($)

Stock Awards(2) ($)

All
Other Compensation(3) ($)

Total ($)

Abelardo E. Bru

110,000

125,014

5,000

240,014

L. Kevin Cox

126,556

125,014

15,000

266,570

Myra M. Hart

113,444

125,014

30,000

(4)

268,458

Peter B. Henry

110,000

125,014

13,000

248,014

Jeanne P. Jackson

110,000

125,014

15,000

250,014

Terry J. Lundgren

110,000

125,014

—

235,014

Mackey J. McDonald

150,000

125,014

—

275,014

John C. Pope

130,000

125,014

1,250

256,264

E. Follin Smith

110,000

125,014

20,000

(4)

255,014

(1)
Includes all retainer fees paid or deferred pursuant to the Kraft Foods Group, Inc. Deferred Compensation Plan for Non-Management Directors. Non-employee directors do not receive meeting fees.

(2)
The amounts shown in this column represent the full grant date fair value of the deferred stock awards granted in 2014 as computed in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. As of December 27, 2014, Messrs. Bru and Cox and Mses. Jackson and Smith each had 6,265 Kraft deferred stock awards outstanding; Dr. Hart and
Mr. McDonald each had 8,070 Kraft deferred stock awards outstanding; Dr. Henry had 6,697 Kraft deferred stock awards outstanding; Mr. Lundgren had 5,504 Kraft deferred stock awards outstanding; and Mr. Pope had 6,991 Kraft deferred stock awards outstanding. Kraft has not granted any non-employee director stock options.

(3)
Represents Kraft Foundation contributions made as part of the Kraft Foundation Matching Gift Program.

(4)
Includes an additional amount of Kraft Foundation contributions made under the Kraft Foundation Matching Gift Program above the general limit. In December 2013, we offered a two-for-one match promotion to employees and directors under which, in 2014, the Kraft Foundation contributed $30,000 to certain non-profit organizations on Dr. Hart’s behalf and $20,000 to certain non-profit organizations on
Ms. Smith’s behalf.

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This CD&A
describes our executive pay programs for fiscal year 2014 and, specifically, for the following Named Executive Officers (also referred to as “NEOs”):

•

W. Anthony Vernon, CEO(1)

•

Teri L. List-Stoll, Executive Vice President and CFO(2)

•

  John T. Cahill, non-executive
Chairman(3)

•

Chris J. Kempczinski, Executive Vice President and President, Canada(4)

•

Sam B. Rovit, Executive Vice President and President, Oscar Mayer(5)

•

Kim K. W. Rucker, Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary

(1)
Mr. Vernon served as our CEO until his retirement as CEO effective December 27, 2014.

(2)
Ms. List-Stoll served as our CFO until February 28, 2015.

(3)
Mr. Cahill served as our Executive Chairman until transitioning to non-executive Chairman, effective March 8, 2014. Following Mr. Vernon’s retirement,
Mr. Cahill was appointed Chairman and CEO, effective December 28, 2014.

(4)
On February 10, 2015, Mr. Kempczinski was appointed Executive Vice President, Growth Initiatives and President of International.

(5)
Mr. Rovit left Kraft effective March
9, 2015.

EXECUTIVE SUMMARY

The Compensation Committee of the Board of Directors, referred to in this CD&A as the “Committee,” oversees our executive compensation programs, plans and payouts. Our programs are designed to complement each other to provide a clear link between what we pay our NEOs and Kraft’s performance over short- and long-term periods. The Committee spends considerable time and effort defining and implementing our executive compensation programs and believes that the programs achieve the goal of maximizing long-term shareholder value while attracting, motivating and retaining world-class talent. At our 2014 annual meeting of shareholders, Kraft’s say on pay proposal was approved by 96.5% of the votes cast on the proposal. We believe that this result demonstrated strong shareholder support for our executive compensation program. The Committee considered this result when assessing 2014 NEO compensation. The
Committee concluded that the current compensation programs effectively align pay and performance and promote long-term shareholder value; therefore no specific program changes were made as a result of the 2014 voting results.

2014 was a challenging year overall for Kraft. We embarked on our second full year as an independent company in a difficult macroeconomic environment. At the start of the year, we expected to meet certain challenges facing our business and deliver significant improvement on key business metrics. As a result, the Committee approved ambitious performance objectives for our incentive programs.

Overall, while we achieved certain financial and operational performance objectives in 2014, we did not deliver to our potential, with the macroeconomic environment and our execution affecting our results. In particular, our results reflected the impact of significant pricing actions to offset record-high commodity costs, mixed execution across the business portfolio and a number of other factors, which are not expected to repeat. Consequently, our 2014 results and related payouts under our incentive plan came in below our targets.

However, despite the challenges, it was still a productive and promising year for Kraft in which we delivered strong returns to our shareholders. Some 2014 relevant results include the following:

•

Kraft’s total shareholder return (“TSR”) for the year was 20.6%.

•

Kraft delivered Reported Earnings Per Share (“EPS”) growth (as described below) of 10.9%.

•

Kraft’s consumption growth lagged many of the categories in which we compete.

•

Free Cash Flow[1] results were relatively flat versus the prior year and below our target.

(1)
Free Cash Flow is a non-GAAP financial measure. See “— Non-GAAP Financial Measures” for additional information on this measure.

2014 Performance Impact on Annual Incentive Plan Awards

The
business metrics and corresponding performance impacting our 2014 Annual Incentive Plan (“Management Incentive Plan” or “MIP”) resulted in an overall rating of 70% of target payout based on the following:

MIP Measure(1)

Measure Weight

Rating

Result

Kraft Dollar-Based Consumption vs. Category Growth(2)

40%

75%

Below Target

  Reported
EPS(3)

30%

79%

Below Target

Free Cash Flow

30%

55%

Below Target

(1)
See “— Elements of Executive Compensation and Compensation Paid to NEOs in 2014” for additional information on the performance details and payments for each NEO.

(2)
Kraft Dollar-Based Consumption vs. Category Growth compares the dollar value of Kraft’s consumption vs. prior year with the dollar value growth of the North American categories Kraft competes in vs. prior year.

(3)
Kraft accounts for defined benefit costs using a mark-to-market accounting policy. Market-based impacts to post-employment benefit plans, which include the costs or benefits resulting from changes in discount rates, the difference between Kraft’s estimated and actual return on trust assets, and other assumption changes driven by changes in the law or other external factors (“Market-Based Impacts to
Post-Employment Benefit Plans”), are not included in the calculation of Reported EPS for purposes of the MIP.

2012 — 2014
Performance Impact on Performance Share Rating

Our 2012 — 2014 Performance Share Plan cycle was split between a pre- and post-Spin-Off timeframe. The performance for the post-Spin-Off measures is shown below. The weighted average of the pre- and post-Spin-Off ratings resulted in a final rating of 97% of target payout for the 2012 — 2014 Performance Share Plan cycle.

  Performance Share
Measure(1)

Measure Weight

Rating

2012 — 2014 Result (post-spin)

Annualized Relative TSR

50
%

147
%

Above Target

Organic Net Revenue Growth(2)

25
%

0
%

Below Target

  Reported
EPS(2)

25
%

0
%

Below Target

(1)
See “— Elements of Executive Compensation and Compensation Paid to NEOs in 2014” for additional information on the performance details and payments for the NEOs eligible for this grant.

(2)
Organic Net Revenue Growth is a non-GAAP financial measure. See “— Non-GAAP Financial Measures” for additional information on this measure. As discussed above, Market-Based Impacts to Post-Employment Benefit Plans are not included in the calculation of Reported EPS for purposes of our performance share measures.

COMPENSATION PHILOSOPHY

Our compensation programs embody our pay-for-performance philosophy and are designed to reward superior individual and corporate performance with significant upside potential for strong performance and similar downside potential for poor performance. Award payouts under these incentive programs are linked directly to the achievement of short- and long-term financial and strategic objectives. Overall, our compensation programs are structured to deliver market competitive pay to our executive officers.

Our compensation objectives are to:

Align the interests of executives with shareholders

Attract, retain and motivate highly qualified executives

Create long-term value while not incentivizing excessive risk-taking

Reward innovation and entrepreneurial action

Compensation Core Principles

Our executive compensation structure is designed to achieve these objectives by applying the following core principles:

Support Business Strategy

Provide Competitive Pay

Emphasize Strong Linkage Between Pay and Performance

Align Interests by Requiring Significant Stock Ownership

We use our compensation programs to identify and drive our most important initiatives. For our awards, we choose metrics that focus on projects and initiatives that are of the utmost importance to the company. These key business strategies include profitable top-line growth, category growth, consistent bottom-line growth and a superior dividend payout.

We benchmark our target and actual compensation levels and pay-mix with our Compensation Benchmarking Group. This benchmarking analysis ensures that our executive compensation and benefits package is market competitive. Total executive compensation is generally targeted at the median compensation level of the group, with company and individual performance determining whether actual pay is above or below the median.

We believe pay should align with performance and reward executives only when Kraft succeeds. A high percentage of compensation is based on achievement of key business metrics. The Committee also aligns executive and long-term shareholder interests by linking long-term incentive compensation to our TSR relative to our Performance Peer Group.

Our executive officers are required to maintain significant holdings in Kraft stock, and in addition, must hold shares acquired through vested awards or exercised stock options for at least one year. These broad stock ownership requirements promote responsible decision-making and focus on long-term success by aligning the interests of executive officers and shareholders.

COMPENSATION GOVERNANCE PRINCIPLES

Consistent with our pay-for-performance philosophy, our compensation programs incorporate the following compensation governance principles:

•

Independent oversight. Our Compensation Committee is comprised solely of independent directors under applicable NASDAQ listing standards. In addition, the Committee is advised by an independent compensation consultant. See “Board Committees and Membership — Compensation Committee” in this Proxy Statement for more information on the Committee’s responsibilities, as well as the role of the Committee’s independent compensation consultant.

•

Significant percentage of compensation tied to long-term performance-based equity awards. A significant portion of executive pay is tied to long-term incentive awards and in 2014, ranged from 50% to 68% of total compensation for our NEOs. The primary component of our long-term incentive awards is delivered as performance shares.

•

Mitigate undue risk. Our compensation programs mitigate undue risk through governance practices such as multiple performance metrics, a balance between short- and long-term incentives, clawback provisions and limits on incentive payments.

•

Significant stock ownership/holding requirements. We require executives to hold significant amounts of Kraft stock subject to stringent share ownership and holding requirements. We believe this aligns the interests of our executive officers and our shareholders, and also mitigates undue risk.

•

Double trigger for all change in control plan benefits. In the event of a change in control, benefits under our Change in Control Plan (our
“CIC Plan”) are triggered only if a change in control occurs and the NEO is terminated (i.e., “double trigger”).

•

  No excise tax gross-up provisions. We do not provide excise tax gross-up provisions in our CIC Plan or for any perquisites that we offer.

•

  Prohibit hedging and pledging transactions. Our executive officers and directors are prohibited from hedging against or pledging Kraft securities as collateral.

COMPENSATION APPROACH

Compensation Benchmarking Group: Composition and Purpose

When establishing total 2014 compensation for the
NEOs, the Committee targeted total compensation at or near the median level of our Compensation Benchmarking Group and undertook a competitive analysis to examine target total compensation, including base salary, annual incentive awards and long-term incentive awards. The compensation data for the companies in our Compensation Benchmarking Group were provided by AonHewitt. When assessing total target compensation for individual executives, the Committee may also consider factors such as business experience, individual performance, role and responsibility within Kraft, potential for advancement, and retention considerations. However, actual or realized pay is largely determined based on performance (company, individual and stock price).

For 2014, the Compensation Benchmarking Group consisted of the 13 companies listed below. The median revenue of these companies is approximately $17.8 billion. Kraft’s 2014 revenue is at the 61st percentile of this group. As such, we believe that targeting our total compensation at or near the median is conservative. This group is the same as the Compensation Benchmarking Group used for evaluating 2013 compensation levels, except it excludes H.J. Heinz Company, which was acquired in 2013.

Abbott Laboratories

Colgate-Palmolive Company

The Hershey Company

PepsiCo, Inc.

Altria Group, Inc.

ConAgra Foods, Inc.

Kellogg Company

Starbucks Corporation

Campbell Soup Company

General Mills, Inc.

Kimberly-Clark Corporation

Tyson Foods, Inc.

The Coca-Cola Company

The Committee selected the companies above based on the following critical attributes:

•

Similar revenue size and market capitalization;

•

Emphasis on the food and beverage industry;

•

Recognized for industry leadership and brand recognition;

•

Executive positions similar in breadth, complexity and scope of responsibility;

•

Available compensation data;

•

Competitors for executive talent and investors; and

•

Appropriate geographic mix.

Performance
Peer Group: Composition and Purpose

The Committee used a Performance Peer Group as a factor in establishing performance targets and to evaluate the Relative TSR metric utilized in our 2014 performance share grants discussed below. The Committee approved the use of the Standard & Poor’s (“S&P”) 500 Consumer Staples Foods & Meats
Index as the Performance Peer Group for 2014. The companies in this index are objectively set by S&P and represent companies to which our shareholders may compare our financial performance. The Committee believes that this Performance Peer Group includes those companies in our industry that we can best compare our performance on financial and business objectives and opportunities. The companies in the S&P 500 Consumer Staples Foods & Meats Index as of January 2014 were:

Archer Daniels Midland Company

General Mills, Inc.

Kellogg Company

Mondelēz International, Inc.

Campbell Soup Company

The Hershey Company

McCormick and Company Inc.

J.M. Smucker Company

ConAgra Foods, Inc.

Hormel Foods Corporation

Mead Johnson Nutrition Company

Tyson Foods, Inc.

See “—
Elements of Executive Compensation and Compensation Paid to NEOs in 2014 — Long-Term Incentive Compensation” for a description of how performance share awards are determined.

Adjustments for 2015 to the Compensation Benchmarking Group and the Performance Peer Group

During 2014, the Committee reviewed the Compensation Benchmarking Group and the Performance Peer Group and elected to transition to one peer group (the “Benchmarking Peer Group”) for evaluating both our compensation benchmarking and Relative TSR. The Committee began using this Benchmarking Peer Group for planning and determining 2015 total compensation opportunity and will continue to use this group for future Relative TSR assessments. For 2014 and prior years, we used both the Compensation Benchmarking Group and the Performance Peer Group, which overlapped significantly. The Committee believes that having one group for both purposes will simplify our executive compensation program from an employee and shareholder communications perspective. The Committee selected the companies in the Benchmarking Peer Group based on the same attributes discussed above. The 18 companies listed below comprise the Benchmarking Peer Group and have median revenue of $17.6 billion which aligns to Kraft’s 2014 revenue of $18.2 billion and places us at the 59th percentile.

Altria Group

General Mills, Inc.

Keurig Green Mountain

Proctor & Gamble Company

Campbell Soup Company

The Hershey Company

Kimberly-Clark Corporation

Starbucks Corporation

Coca Cola Company

Hormel Foods Corporation

McDonald’s Corporation

Tyson Foods, Inc.

Colgate-Palmolive

J.M. Smucker Company

Mondelēz International, Inc.

ConAgra Foods, Inc.

Kellogg Company

PepsiCo, Inc.

2014 COMPENSATION MIX

The charts below show the total 2014 compensation mix (calculated using base salary and target MIP and long-term incentive awards) for our CEO and other NEOs, as well as the total compensation mix for our
Compensation Benchmarking Group. Mr. Cahill, who did not serve as an executive for the full year, has not been included in the “Other NEOs” charts. We believe that our compensation mix is well-aligned to the mix used by companies in our Compensation Benchmarking Group. As shown in the charts, a substantial majority of pay for our NEOs is variable based on individual and company performance. Specifically, 88% of our CEO’s total compensation and, on average, 73% of our other
NEOs’ total compensation, was variable, with most of that portion in long-term incentives.

SUMMARY OF COMPENSATION PROGRAM

The following table summarizes the primary elements and objectives of our 2014 compensation program for executive officers, including NEOs.

Program

Description

Primary Objectives

Annual Cash Compensation

Base Salary

Ongoing cash compensation based on the executive officer’s role and responsibilities, individual job performance and experience.

• Attraction and retention

Annual Incentive Program (MIP)

Annual incentive linked to achievement of annual Kraft goals and individual performance. Actual payout can range from 0%—250% of target.

• Driving top-tier performance

Long-term Incentive Compensation

Performance Shares

Awards are linked to achievement of three-year Kraft goals and can range from 0%—200% of target, based on Kraft performance. Payouts in Kraft common stock are made at the end of the three-year program. Dividend equivalents accrue during the performance period and are paid in shares based on the final shares earned at the end of the performance cycle.

  •    Driving top-tier performance
     •    Alignment to
shareholders
• Long-term value creation

Non-Qualified Stock Options

Annual stock option awards that vest pro rata over a three-year period.

  •    Driving top-tier performance
     •    Alignment to
shareholders
• Realized value linked entirely to stock appreciation

Restricted Stock Units

Annual restricted stock unit (“RSU”) grants that have a three-year cliff vest. Dividend equivalents are paid on RSUs at the same rate and time as for other shareholders.

  •    Attraction and retention
     •    Alignment to
shareholders
• Driving top-tier performance

For information on other benefits and perquisites provided to our NEOs, see “— Other Executive Compensation Items.”

ELEMENTS OF EXECUTIVE COMPENSATION AND COMPENSATION PAID TO NEOS IN 2014

We discuss each compensation program element below, as well as individual compensation decisions, for NEOs in 2014.

Base Salary

Base salary is the
principal “fixed” element of executive compensation at Kraft and, for the NEOs, is generally targeted at the median of our Compensation Benchmarking Group. The Committee considers additional factors when reviewing and setting base salaries for the NEOs, including Kraft’s performance and the NEO’s individual performance, level of responsibility, experience and potential to assume roles with expanded responsibility. The Committee reviews salaries on an annual basis and generally implements changes April 1st for all executive officers. On occasion, the Committee may review and adjust an executive’s base salary during the course of the year to account for increased responsibilities, roles and other factors.

In 2014, Mr. Vernon received a 10% salary increase, which was his first since assuming the CEO role in 2012.
Messrs. Kempczinski and Rovit and Mses. List-Stoll and Rucker received salary increases of approximately 2% that were in line with the market and within Kraft’s 2014 salary increase guidelines. The table below shows the annualized 2014 base salary and 2014 increases for each NEO, except Mr. Cahill, who prior to transitioning to non-executive Chairman in March, had an annualized base salary of $750,000.

Name

Salary Increase Effective 4/1/2014

Annualized 2014 Salary

Mr. Vernon

10.0%

$1,100,000

Ms. List-Stoll

2.1%

$725,000

Mr. Kempczinski

2.3%

$445,000

Mr. Rovit

2.0%

$566,000

Ms. Rucker

2.0%

$755,000

Annual Incentive Program (“MIP”)

The MIP is a cash bonus plan designed to drive performance and reward participants, including our NEOs, for achieving our annual financial and strategic goals. At the beginning of the fiscal year, the Committee sets a target and maximum annual incentive opportunity that a participant may earn based on the results associated with key financial measures achieved during the year and the individual’s contributions towards achieving those results.

Incentive Formula

To determine the 2014 MIP
awards, the Committee used the following formula:

 2014
Base Salary

x

  Target
Annual Opportunity (% of Base Salary)

x

 Enterprise Performance Rating(1)
(0% - 180% of Target)

x

 Individual Performance Assessment
(0% - 180% of Target)

=

  Cash Award Earned   (Capped at 250% of
Target)

(1)
At the Committee’s discretion, it may adjust the enterprise performance rating upward or downward by up to 25 percentage points.

Incentive Formula Elements

Target Annual Opportunity
%: The target annual opportunity is based on a percentage of base salary and is set at a level intended to reflect the NEO’s role and responsibilities. The Committee approved these respective target annual opportunities which are generally determined by salary band and based on a detailed market analysis of compensation practices targeted at the median of the Compensation Benchmarking Group. For 2014, the individual target annual opportunity for each participating NEO as a percentage of base salary was:

Name

Target Incentive (as a % of base)

Mr. Vernon

160
%

Ms. List-Stoll

90
%

Mr. Kempczinski

75
%

Mr. Rovit

85
%

Ms. Rucker

75
%

Enterprise Performance Rating: The Committee used three performance measures to assess business performance for the purposes of the 2014 MIP:

MIP Measures

Reason Measure Was Selected

Kraft Dollar-Based Consumption vs. Category Growth

Drives performance toward our objective of growing in line with category growth

Reported EPS

Key indicator of company profitability

Free Cash Flow

Key indicator of Kraft’s ability to service debt, meet other financial obligations and make strategic investments

When the enterprise performance meets target goals, the rating will equal 100%. When the enterprise performance is above target, ratings will exceed 100% and can reach a maximum of 180%. Conversely, when enterprise performance is below target, ratings will be below 100% (there will be no payment with respect to a metric if the minimum performance threshold of 50% is not met).
The following table summarizes the 2014 results for each measure and the corresponding performance rating percentage for the 2014 MIP ($ in millions, except per share amounts).

Performance Measures

Weighting

Threshold

Target

Maximum

2014 Actual

Performance Rating

Kraft Dollar-Based Consumption vs. Category Growth

40
%

-2.0pp

0pp

2.0pp

-1.5pp

75
%

  Reported
EPS(1)

30
%

$3.04

$3.23

$3.42

$3.15

79
%

Free Cash Flow

30
%

$1,460

$1,718

$1,976

$1,485

55
%

Final Enterprise Performance Rating

70
%

(1)
Market-Based Impacts to Post-Employment Benefit Plans are not included in the calculation of Reported EPS for purposes of the MIP.

Compensation Committee Adjustment %: Although the enterprise performance rating is a formulaic assessment of performance against three financial measures, the Committee has discretion to adjust the rating upward or downward by up to 25 percentage points to account for, among other things, innovation, portfolio management, talent management and the quality of our results. The Committee did not apply any discretion to adjust the 2014 rating.

Individual Performance Assessment: The Committee assesses each executive’s individual performance and considers contributions to Kraft’s overall performance and the achievement of individual performance objectives established at the beginning of the year. The Committee establishes individual performance ratings based on these assessments.
The individual performance rating scale and related payout ranges for 2014 were as follows:

Performance Rating

Payout as % of Target

Surpassed

140%—180%

Delivered

80%—120%

Missed

0%—50%

Mr. Vernon provided the Committee with an individual performance assessment for each of his direct reports, including Mses.
List-Stoll and Rucker and Messrs. Kempczinski and Rovit. In establishing each of these individual’s performance rating, the Committee reviewed and discussed Mr. Vernon’s recommendations and took into account each individual’s performance. The Committee also assessed the individual performance for Mr. Vernon. The Committee took into account contributions to the organization, such as operational efficiency, leadership, quality of results and talent management. Some of the specific contributions the Committee considered are discussed in more detail in the table below, which describes each NEO’s actual 2014 MIP award. No NEO, including Mr. Vernon, was involved in any capacity regarding his or her own pay decisions.

2014 Annual Cash Incentive Awards for NEOs

All NEOs, except Mr. Cahill, who transitioned to non-executive Chairman in March 2014, received annual cash incentives in accordance with the incentive formula shown above. The qualitative factors the
Committee considered when determining the other NEOs’ individual performance ratings are described in the table below. All NEO 2014 MIP awards were negatively impacted by the below target enterprise performance rating discussed above. These incentives were paid in March 2015.

In connection with the conclusion of his service as Executive Chairman in the first quarter of 2015,
Mr. Cahill received a payment of 25% of his target annual incentive award, reflecting his partial year of service.

Name

2014 MIP Award(1)

Individual Performance Factors

Mr. Vernon

$616,000

Although Mr. Vernon made strides in innovation and continued shaping company culture, his individual performance rating and final annual incentive award were affected by the below target results in top-line and bottom-line growth, cash flow and net productivity metrics.

Ms. List-Stoll

$228,375

Although Ms. List-Stoll made progress in developing the Finance organization’s strategic vision and operating model, her individual performance rating and final annual incentive award were affected by the below target results in top-line and bottom-line growth.

Mr. Kempczinski

$114,235

Although Mr. Kempczinski made innovative changes within the Canadian business unit, his individual performance rating and final annual incentive award were affected by below target results on key business metrics.

Mr. Rovit

$370,447

Mr. Rovit’s individual performance rating and final annual incentive award reflected his successful on-trend innovations and solid Oscar Mayer business returns despite rising commodity costs.

Ms. Rucker

$634,200

Ms. Rucker’s individual performance rating primarily reflected her continued strategic leadership and significant contributions with respect to Kraft’s corporate, governance, regulatory, litigation, communication and compliance matters in an increasingly complex external environment. She also played a key role in driving Kraft’s corporate initiatives and key platforms.

(1)
All NEOs that received a 2014 MIP award elected to defer a portion of their award into the Management Stock Purchase Plan (“MSPP”). More information on the MSPP is provided below under “— Other Executive Compensation Items — Management Stock Purchase Plan (MSPP).”

Long-Term
Incentive Compensation

Our long-term incentive (“LTI”) compensation is designed to focus executives on long-term shareholder value and to reward their contributions to Kraft’s long-term growth and performance. Generally, our LTI compensation achieves this objective by using three compensation elements that are heavily based upon the performance of Kraft stock: performance shares, non-qualified stock options and RSUs. Performance shares are linked to both increases in shareholder value and the achievement of important multi-year performance objectives. Because their value is dependent on appreciation in Kraft’s share price, stock options strongly support the objective of aligning pay with shareholder value. RSUs provide stock ownership and are an important retention vehicle, particularly during periods of greater economic and stock market volatility.

2014 LTI Grants

In 2014, our LTI compensation elements were allocated as follows for each NEO, other than Mr. Cahill: 60% as performance shares, 20% as stock options and 20% as RSUs. The Committee believes that the mix of these elements balances the performance aspect of performance shares and stock options with the retention value of RSUs.

The target value of the LTI award is established by the Committee and is generally prescribed by an executive’s salary band level. These targets are determined based on a detailed analysis of the Compensation Peer Group to approximate the median. The actual LTI award granted can range from 50% to 150% of target based on, among other things, sustained performance, experience level, retention risk considerations and potential for advancement. LTI awards are initially denominated in a dollar value. Once the dollar value is determined, the actual awards are converted to shares based on our stock price on the grant date established by the Committee and the LTI mix. The 2014 LTI awards granted were at or below the median of our Compensation Benchmarking Group and were as follows:

Name

Actual Award(1)(2)

Mr. Vernon

$
6,140,000

Ms. List-Stoll

$
1,500,000

  Mr.
Cahill(3)

$
1,125,000

Mr. Kempczinski

$
900,000

Mr. Rovit

$
1,100,000

Ms. Rucker

$
1,100,000

(1)
Actual awards reflect the intended aggregate value of each NEO’s LTI awards at target. The number of target performance shares, stock options and RSUs were determined based on our closing stock price on February 27, 2014. Due to the applicable accounting treatment of these awards, the award values in the tables under “Executive Compensation Tables” may differ from the amounts reported in this column.

(2)
Actual award amounts granted in 2014 are presented in the table under “Executive Compensation Tables — 2014 Grants of Plan-Based Awards.”

(3)
Mr. Cahill did not receive performance shares as part of his 2014 LTI award. His award was allocated 75% to RSUs and 25% to stock options.

2014 — 2016 Performance Share Grants

The allocation
of performance shares represents 60% of each NEO’s 2014 LTI grant (with the exception of Mr. Cahill who did not receive performance shares as part of his 2014 LTI award). The 2014 — 2016 performance share plan uses performance measures over the full three-year period to determine the actual shares awarded. Executives earn a specific number of shares of Kraft common stock based on actual performance against goals that are set at the beginning of the period and annualized
Relative TSR compared to the companies in the Performance Peer Group.

Performance Share Plan Formula

  Performance Shares Granted
(60% of total LTI award divided by Kraft’s stock price on 2/27/14)

x

 2014 —2016 Performance Share
Rating(1)   Based on the performance
 measures noted below
(0% – 200% of Target)

=

Performance Shares Awarded

(1)
At the Committee’s discretion, it may adjust the performance share rating upward or downward by up to 25 percentage points.

Financial Performance Measures and Weightings

In February
2014, the Committee approved the performance measures and weightings listed in the chart below as well as the payout curves and targets for our 2014 — 2016 performance share plan. The Committee believes that the combination of these measures provides a balanced focus on growing our business and returning value to our shareholders.

2014 — 2016 Performance Share Measures

Weight

Dollar-Based Kraft Consumption vs. Food and Beverage Growth(1)

20
%

  Reported EPS
Growth(2)

20
%

  Free Cash
Flow

20
%

Annualized Relative TSR

40
%

(1)
Dollar-Based Kraft Consumption vs. Food and Beverage Growth compares the dollar value of Kraft’s consumption vs. prior year with the dollar value growth of the North
American Food and Beverage categories vs. the prior year.

(2)
Market-Based Impacts to Post-Employment Benefit Plans are not included in the calculation of Reported EPS Growth for purposes of our performance share plan.

We do not publicly disclose specific performance share plan targets for performance measures on a prospective basis.
Revealing specific objectives prospectively would provide competitors and other third parties with insights into our confidential planning process and strategies, thereby causing potential competitive harm. At the time approved, the performance goals are designed to be challenging, and there is a reasonable probability that achieved performance will be less than target goals resulting in a payout less than the target amount (as evidenced by the 2012 — 2014 performance period described below). For example, Relative TSR targets the median of our Performance Peer Group. Performance above the Performance Peer Group median would result in payouts above target and performance below the Performance Peer Group median would result in payouts below target for the Relative TSR component. Performance below the
30th percentile would result in no payout for this measure.

2012 — 2014 Performance Share Grants

Prior to
the Spin-Off, Mondelēz International granted performance shares to Messrs. Vernon, Kempczinski and Rovit that were earned over the three-year performance period from January 1, 2012 to December 31, 2014. This performance period was split into two distinct performance periods. The first performance period was the nine-month period from January 1, 2012 through September 30, 2012 and included measures, targets, results and benchmark groups that were approved by
Mondelēz International’s compensation committee in 2012. The second period was the 27-month period from October 1, 2012 (the date of the Spin-Off) through December 31, 2014 and included the measures, targets, results and benchmark groups approved by our Committee. For purposes of calculating incentive payouts, the final performance results were a weighted average of the two performance periods. Shares of Kraft stock were awarded based on the combined performance results and ranged from 0% to 200% of target. No dividends or dividend equivalents were paid or earned on the performance shares.

2012 — 2014 Incentive Formula

The Committee used the formula below to determine actual awards for participants in the 2012 — 2014 performance share plan, including the participating NEOs.

  Base Salary   (at beginning of
performance period)

x

  Target Performance
Share Opportunity(1)
(% of base salary; target # of shares determined at outset of period)

x

  Performance Share
 Rating(2)
(0%-200% of Target)

=

Performance Shares
Awarded

(1)
Target performance shares of Mondelēz International were converted to target performance shares of Kraft at the time of the Spin-Off.

(2)
At the Committee’s discretion, it may adjust the performance share rating upward or downward by up to 25 percentage points. The Committee did not apply any discretion for the 2012 — 2014 performance period.

2012 — 2014 Incentive Formula Elements

Target Performance Share Opportunity Percentage: The target opportunity percentage was calculated as a percentage of the executive’s base salary at the beginning of the performance period. The performance share target opportunity percentages for Messrs. Vernon, Kempczinski and Rovit as percentage of base salary (as of January 1, 2012) are indicated in the chart below.

Name(1)

Target Opportunity

Mr. Vernon

235% of base salary

Mr. Kempczinski

60% of base salary

Mr. Rovit

85% of base salary

(1)
Mses. List-Stoll and Rucker were not employees at the beginning of the 2012 — 2014 performance period and were not eligible to participate in the 2012 — 2014 performance share plan. Mr. Cahill’s 2012 long-term incentive grant did not include performance shares.

Performance Share
Rating — Pre-Spin-Off Performance Share Results

Key Financial Metric

Weighting

Threshold

Target

Top Tier

Max

Actual

Performance Rating

Annualized Relative TSR(1)

50%

25th percentile

50th percentile

75th percentile

90th percentile

89th percentile

197%

Organic Net Revenue Growth

25%

3.0%

4.5%

6.0%

7.5%

3.9%

80%

Adjusted EPS Growth(2)

25%

5.0%

7.0%

9.0%

11.0%

12.2%

200%

Pre-Spin Performance Rating

168%

(1)
The Performance Peer Group for the period January 1, 2012 through September 30, 2012 included Campbell Soup Co., The Coca-Cola Co., ConAgra Foods, General Mills, Group
Danone, H.J. Heinz Co., The Hershey Company, Kellogg Company, Nestle S.A., PepsiCo, Sara Lee Corporation and Unilever N.V.

(2)
Adjusted EPS Growth is a non-GAAP financial measure. See “— Non-GAAP Financial Measures” for additional information on this measure.

Performance Share Rating — Post-Spin-Off Performance Share Results

Key Financial Metric

Weighting

Threshold

Target

Top Tier

Max

Actual

Performance Rating

Annualized Relative TSR(1)

50%

25th percentile

50th percentile

75th percentile

90th percentile

73th percentile

147%

Organic Net Revenue Growth

25%

1.45%

2.20%

2.95%

3.70%

0.4%

0%

Reported EPS

25%

$3.33

$3.53

$3.68

$3.83

$3.15

0%

Post-Spin Performance Rating

73%

(1)
The Performance Peer Group for the period October 1, 2012 through December 31, 2014 included Archer Daniels Midland Co, Campbell Soup Co., ConAgra Foods, General Mills,
The Hershey Company, Hormel Foods, Kellogg Co., McCormick and Co., Mead Johnson Nutrition, Mondelēz International, J.M. Smucker Co. and Tyson Foods, Inc.

2012 — 2014 Final Weighted Average Performance Share Results

Year

Months Weighed

Performance Rating

Pre-Spin Results (Jan. 1, 2012 to Sept. 30, 2012)

9/36 months

168
%

Post-Spin Results (Oct. 1, 2012 to Dec. 31, 2014)

27/36 months

73
%

Final 2012-2014 Results

97
%

No individual or business unit performance factors were used to calculate the performance share award results. The chart below shows the performance share payouts for the participating NEOs.

2012 — 2014 Performance Shares Awarded to NEOs

Name

Actual Grant (Shares)

Percentage of Grant Earned

Actual Award (Shares)

Award Value
at Vesting(1)

Mr. Vernon

51,723

97
%

50,172

$3,337,316

Mr. Kempczinski

4,756

97
%

4,614

$306,912

Ms. Rovit

10,396

97
%

10,085

$670,829

(1)
Award value is based on the average of the high and low Kraft stock price of $66.5175 on February 10, 2015, the vesting date.

OTHER EXECUTIVE COMPENSATION ITEMS

2014 Special Awards

From time to time, the Committee may
grant special cash or equity awards. These awards are typically granted for a range of purposes including in recognition of sustained valuable performance or to preserve Kraft’s competitive position by retaining key individuals who have critical skills of strategic importance. In October 2014, the Committee awarded each of Messrs. Kempczinski and Rovit a special stock grant valued at $2,000,000 to recognize their high potential, strong performance and valued leadership.
Furthermore, the Committee considered the competitive landscape in our industry and determined that these special awards would aid in retaining these key individuals at a time of transition throughout the industry. The actual number of shares was determined using Kraft’s closing stock price on October 7, 2014, the grant date, and shares were allocated 75% to RSUs and 25% to stock options. The awards vest 50% three years from grant and 50% five years from grant, subject to each individual’s continued employment through the applicable vesting date.

In February 2014, the Committee awarded Mr. Cahill a special stock grant valued at $2,250,000 in recognition of his significant leadership and contributions as Executive Chairman and in connection with his transition to non-executive Chairman in March 2014. The award was allocated 100% to RSUs and 50% of it vested on February 27, 2015 and the remaining 50% is scheduled to vest on February 29, 2016.

Additional Compensation Actions

John Cahill

In connection with Mr. Cahill’s appointment as CEO, effective December 28, 2014, the
Committee approved compensation for Mr. Cahill, which included an annual base salary of $1,100,000, target annual opportunity of 160% of base salary and an LTI target of $6,640,000. In addition, under the terms of Mr. Cahill’s offer letter, Mr.
Cahill is eligible to receive severance benefits, including 24 months of salary continuation, in the event he is terminated by Kraft without cause. Mr. Cahill’s target total compensation is below the median of the Benchmarking Peer Group.

Teri-List Stoll

Effective February 28, 2015,
Ms. List-Stoll no longer serves as Executive Vice President and Chief Financial Officer. She will continue to serve as a senior advisor until May 31, 2015, or an earlier mutually agreed upon date, to ensure a smooth transition.

On March 10, 2015, we entered into a separation agreement and general release with Ms. List-Stoll pursuant to which she agreed to a general release of claims with respect to Kraft and to be subject to non-compete, non-solicitation and confidentiality provisions. The non-compete and non-solicitation restrictions will be in force until May 31, 2016. Pursuant to the terms of the agreement, Ms. List-Stoll will receive separation benefits, including a lump sum payment equal to twelve months of her base salary (less any amount paid for her service as a senior advisor) and a lump sum payment equal to a prorated portion of her target 2015 MIP award for the period from January 1, 2015 through February 28, 2015. Ms. List-Stoll will also receive a prorated 2014 — 2016 performance share award based on service completed during the performance cycle as CFO. The performance shares will vest and be paid based on actual performance through the end of the performance cycle, as determined by the Committee. Ms. List-Stoll’s unvested sign-on equity awards will vest in accordance with the terms of her offer letter.

Voluntary Non-Qualified Deferred Compensation

U.S.
Deferred Compensation Plan

In 2014, certain U.S. senior management, including our NEOs, were eligible to participate in a voluntary non-qualified deferred compensation plan. The program is similar to those provided to executive officers at many of the companies within the Compensation Benchmarking Group and is provided as a means to defer compensation for financial planning purposes. The deferred compensation plan provides an opportunity for executives to defer, on a pre-tax basis, up to 50% of their salary and up to 100% of their annual cash incentive awards. Interest rates are not above market rates.

U.S. Supplemental Benefits Plan

We also provide a
non-qualified program, the Kraft Foods Group, Inc. Supplemental Benefits Plan, for eligible U.S. employees, including our NEOs, whose compensation exceeds the compensation limit established by the Internal Revenue Code (the “Code”) for tax-qualified plan contributions. Under this program, and consistent with all other eligible employees, we provide a company match on contributions of base salary and annual cash incentive awards. This program was enhanced for eligible U.S.
employees hired on or after January 1, 2009 who are not eligible for Kraft’s defined benefit program.

Management Stock Purchase Plan
(MSPP)

The MSPP provides a cost- and tax-effective way for executives to increase their level of ownership of Kraft stock. The MSPP allows NEOs, as well as other executives, to voluntarily defer up to 50% of their pre-tax annual incentive awards into Kraft stock-based deferred compensation units (“DCUs”). Kraft provides a match equal to 25% of the deferral value in the form of RSUs.
Amounts are deferred

for three years and any matching RSUs vest 100% at the end of the three years. Dividend equivalents on DCUs and matching RSUs are paid on a current basis throughout the deferral period. The
Committee believes that in addition to encouraging stock ownership, the MSPP further aligns management and shareholder interests while also providing an additional retention incentive. The first deferrals under this program began in 2014 for 2013
MIP awards. During 2014, all NEOs participated in the MSPP.

Perquisites

Consistent with our pay for performance philosophy, we limit the perquisites and other benefits that we provide to NEOs, and any such benefits are provided to help achieve business objectives. In 2014, these included financial counseling, housing and transportation allowances. Taxes on all perquisites are the sole responsibility of the NEO. The Committee believes these benefits are important for recruiting purposes and to help ensure continuity when executives are appointed to positions that require increased commuting and relocation. Specific executive officer perquisites are listed in the footnotes to the 2014 Summary Compensation Table under “Executive Compensation Tables.” In
2015, in accordance with the terms of his offer letter, Mr. Cahill may use a company-provided aircraft for commuting between his residence and our headquarters in Northfield, Illinois. Mr. Cahill will be responsible for taxes in connection with any personal use and will not be reimbursed for the taxes.

Post-Termination Compensation

Post-termination compensation consists of both separation pay and retirement benefits.

Retirement Benefits

Kraft’s U.S. tax-qualified and supplemental defined benefit retirement plan was closed to new entrants after December 31, 2008. In addition, accruals under the defined benefit pension plan will cease after 2019. U.S. employees (including our current NEOs), hired on or after January 1, 2009, are only eligible to participate in an enhanced defined contribution program. Accrued amounts and additional details of these retirement programs are presented in the 2014 Pension Benefits Table and the accompanying narrative to the table under “Executive
Compensation Tables.” The Committee believes that both the U.S. tax-qualified and supplemental benefit plans are integral parts of our overall executive compensation program. The Committee believes that our NEOs should be able to defer the same percentage of their compensation, and receive the corresponding Kraft matching contributions, as all other eligible employees, without regard to the compensation limit established by the Code for tax-qualified plan contributions. Accrued amounts and additional details of each of the non-qualified deferred compensation programs offered to NEOs are presented in the 2014 Non-Qualified Deferred Compensation Benefits Table and the accompanying narrative to the table under “Executive
Compensation Tables.”

Change in Control Benefits

Our NEOs are eligible for our Change in Control (“CIC”) Plan. We believe that the provisions in the CIC Plan are consistent with similar plans maintained by companies in the Compensation Benchmarking
Group, including eligibility, severance benefit levels and treatment of cash and equity incentive compensation. The separation payments are structured to help assure that key employees, including our NEOs, would be available to assist in the successful transition following a CIC and provide a competitive level of severance protection if the executive is terminated following a CIC.

Under the
CIC Plan, our CEO is entitled to three times, and the other NEOs are entitled to two times, base salary plus target annual incentive as cash severance if the NEO is terminated without cause or resigns with good reason within two years following a
CIC. While he served as non-executive Chairman, Mr. Cahill was not eligible to participate in the CIC. As a result of his appointment as CEO effective December 28, 2014, Mr. Cahill is entitled to the CEO level of benefits described above.

The vesting of restricted stock, RSUs and stock options only accelerates upon a CIC if the executive is terminated without cause or resigns for good reason within two years following the CIC or if the acquiring entity does not assume or replace the awards (i.e., “double trigger”). Upon a CIC, performance shares for outstanding performance periods are cashed out at target levels on a prorated basis for the

portion of the period completed prior to the CIC. The severance arrangements and other benefits provided under the CIC Plan (as well as the equity treatment upon certain separations in the event of a CIC) are described under “Executive Compensation Tables — Potential Payments upon Termination or Change in Control at Fiscal Year-End 2014.”

Non-Change in Control Severance Agreements

For non-CIC terminations, we maintain a broad-based severance plan in the United States that provides for certain severance payments in the event of job elimination or a workforce reduction. Similar plans are generally available in other countries where we have employees. The plans facilitate recruitment and retention, as most of the companies in the Compensation Benchmarking Group offer similar benefits to their executives. The severance arrangements and other benefits provided for under these severance plans are described under “Executive
Compensation Tables — Potential Payments upon Termination or Change in Control at Fiscal Year-End 2014.”

Stock Ownership and Holding
Requirements

To align the interests of our NEOs with the interests of our shareholders, we have established significant stock ownership and holding requirements. Under Kraft’s stock ownership requirements, NEOs are required to own shares of common stock equal to a specified multiple of their annual base salary. The applicable levels are as follows:

CEO

6x salary

Other NEOs

4x salary

Shares of Kraft common stock, including sole ownership, direct purchase plan shares, restricted shares, RSUs, DCUs and holdings in accounts over which the NEO has direct or indirect ownership or control, all constitute stock ownership. Stock options and unearned performance shares do not apply. NEOs have five years from the date of hire and three years from the date they first become subject to a new level of stock ownership to meet the ownership requirement. All NEOs, except Ms. Rucker, have attained the required level of stock ownership shown above. Ms. Rucker is on track to achieve the required level in the time frame permitted. In the event that a NEO does not meet the required levels of stock ownership, the CEO or Committee may take further action as he or it deems appropriate to ensure that the guidelines are met.

In addition to the stock ownership requirements described above, we impose holding requirements on our NEOs that mandate 100% of all shares acquired from stock option exercises or vesting of restricted stock, RSUs or performance shares, net of shares withheld for taxes or payment of exercise price, to be held until the stock ownership requirements are met. Further, once the stock ownership requirements are met, an NEO must hold 100% of the net shares acquired for at least one year after exercise or vesting.

Recoupment of Executive Incentive
Compensation in the Event of Certain Restatements

The Board or the Committee may determine that, as a result of a restatement of Kraft’s financial statements, an executive officer received more compensation than the executive officer would have received absent the incorrect financial statements. The Board or the Committee, in its discretion, may then take such actions as it deems necessary or appropriate to address the events that gave rise to the restatement and to prevent its recurrence. Such actions may include, to the extent permitted by applicable law:

•

requiring the executive officer to repay some or all of any bonus or other incentive compensation paid;

•

  requiring the executive officer to repay any gains realized on the exercise of stock options or on the open-market sale of vested shares;

•

  canceling some or all of the executive officer’s restricted stock or RSU awards and outstanding stock options; adjusting the executive officer’s future compensation; or

•

terminating or initiating legal action against the executive officer.

Anti-Hedging Policy and Pledging and Trading Restrictions

Our insider trading policy limits the timing and types of transactions in Kraft securities by executive officers, including our NEOs. Among other restrictions, the policy:

•

  allows executive officers to trade company securities only during window periods (following earnings releases) and only after they have pre-cleared transactions;

•

  prohibits executive officers from short-selling company securities or “selling against the box” (failing to deliver sold securities);

•

prohibits executive officers (and any member of the officer’s family sharing the same household) from transactions in puts, calls or other derivatives on
Kraft securities on an exchange or in any other organized market, as well as any other derivative or hedging transactions on Kraft securities; and

•

  prohibits executive officers from holding Kraft securities in a margin account or pledging Kraft securities as collateral for a loan.

Impact of Tax and Accounting Policies

It is our policy to consider the tax and accounting treatment of our compensation arrangements when designing the arrangements and making compensation decisions, including the tax deductibility of the compensation.
Under Section 162(m) of the Code, our ability to deduct compensation paid to our CEO and our next three highest paid executive officers, other than our CFO (the covered employees), is generally limited to $1.0 million annually unless the excess compensation qualifies as performance-based compensation.

While the Committee considers the tax deductibility of the compensation it awards, it has retained discretion to authorize payments that may not be tax-deductible, if it believes that such payments are in the best interests of shareholders.

NON-GAAP FINANCIAL MEASURES

While we report our financial results in accordance with U.S. GAAP, some of our financial targets under our annual incentive and LTI programs are based on non-GAAP financial measures. A description of each of these non-GAAP financial measures is set forth in the chart below.

Measure

Description

  Organic Net Revenue
Growth

We currently define Organic Net Revenue Growth as the growth of net revenues excluding the impact of transactions with Mondelēz
International, acquisitions, divestitures (including the termination of a full line of business due to the loss of a licensing or distribution arrangement, and the complete exit of business out of a foreign country), currency and the 53rd week of shipments when it occurs. Organic Net Revenue Growth can reflect growth in our base business growth by excluding the impact of certain factors and facilitates comparisons against prior years.

Free Cash Flow

We define Free Cash Flow as cash flow from operations less capital expenditures. Free Cash Flow reflects Kraft’s cash available for uses including investments in growth and product development and Kraft’s ability to generate cash while maintaining its fixed assets.

Adjusted EPS Growth

Adjusted EPS Growth is equal to the growth of earnings per share from continuing operations, excluding certain impacts related to acquisition costs and other one-time impacts. While this measure only applies to pre-Spin-Off results, this measure reflects the growth rate of underlying businesses by eliminating certain one-time factors and facilitates comparisons across multiple years.

EXECUTIVE COMPENSATION TABLES

2014 SUMMARY COMPENSATION TABLE

Name and Principal Position

Year

Salary ($)

Bonus ($)

Stock Awards(1) ($)

Option Awards(2) ($)

Non-Equity Incentive Plan Compensation(3) ($)

Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)

All Other Compensation(5) ($)

Total Compensation ($)

W. Anthony Vernon

2014

1,072,692

—

5,424,725

959,367

462,004

—

234,727

8,153,515

Chief Executive Officer(6)

2013

1,000,000

—

6,191,092

724,828

1,089,051

—

185,286

9,190,257

2012

920,404

—

3,957,450

790,866

947,625

—

216,616

6,832,961

Teri L. List-Stoll

2014

714,616

—

1,349,613

234,377

171,317

—

84,757

2,554,680

  Executive Vice    President and    Chief Financial
Officer

John T. Cahill

2014

468,010

187,500

3,093,823

219,730

—

—

123,605

4,092,668

Executive Chairman(7)

2013

750,000

—

3,874,164

705,973

399,311

—

267,331

5,996,779

2012

735,577

—

3,875,341

956,202

748,125

—

217,308

6,532,553

Chris J. Kempczinski

2014

438,105

—

2,295,499

518,985

91,412

194,430

1,544,971

5,083,402

Executive Vice President and President, Canada

Sam B. Rovit

2014

562,996

—

2,553,182

550,238

277,851

—

133,411

4,077,678

  Executive Vice    President and    President, Oscar
Mayer

2013

548,269

—

1,017,963

125,532

371,990

—

92,785

2,156,539

2012

521,923

400,000

1,384,080

188,320

399,344

—

110,213

3,003,880

Kim K. W. Rucker

2014

750,904

325,000(8)

1,135,598

171,878

475,677

—

147,288

3,006,345

  Executive Vice   President, Corporate & Legal Affairs, General   Counsel and
 Corporate
Secretary

2013

735,962

475,000

1,494,994

125,532

401,153

—

88,808

3,321,449

(1)
The amounts shown in this column include awards of restricted stock, RSUs, performance shares and DCUs. For restricted stock, RSUs and DCUs, the amounts shown in this column represent the full grant date fair value of the stock awards for each year as computed in accordance with FASB ASC Topic 718. For performance shares, the amounts are based on the probable outcome of the performance conditions as of the grant date.
Assumptions used in calculating these amounts are included in Note 8 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 27, 2014 (the “Form 10-K”). Below is a breakout of the 2014 – 2016 performance share grant date fair value assuming the probable achievement of the performance levels at the time of grant and the maximum achievement of the performance levels (in the case of maximum, based on the maximum number of shares subject to each award multiplied by the stock price on the grant date). Mr. Cahill did not receive a 2014 – 2016 performance share grant.

Name

Grant Date Fair Value ($)

Payment at
Maximum Performance ($)

Mr. Vernon

4,004,248

7,368,064

Ms. List-Stoll

978,275

1,800,087

Mr. Kempczinski

586,941

1,080,008

Mr. Rovit

717,426

1,320,108

Ms. Rucker

717,426

1,320,108

(2)
The amounts shown in this column represent the full grant date fair value of the option awards granted in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are included in Note 8 to the consolidated financial statements contained in the Form 10-K.

(3)
The amounts shown in this column represent cash awards earned under our MIP, which are paid in March of the following year, excluding the portion, if any, the NEO elected to defer pursuant to the MSPP. As described in the CD&A under “Other Executive Compensation Items — Management Stock Purchase Plan (MSPP),” executives may elect to defer up to 50% of their annual cash incentive award into DCUs. The
MSPP provides a match equal to 25% of the deferral value in the form of RSUs. The DCUs and RSU match are included in the “Stock Awards” column.

(4)
The amount shown in this column for Mr. Kempczinski represents the aggregate increase in the actuarial present value of his benefits under Kraft Foods Group, Inc.’s
U.S. tax-qualified pension plans and other U.S. supplemental defined benefit pension plans. U.S. employees hired on or after January 1, 2009, including Messrs. Vernon, Cahill and Rovit and Mses. List-Stoll and Rucker, are not eligible to participate in the U.S. pension plans.

(5)
The amounts shown in the “All Other Compensation” column for 2014 consist of the following:

W. Vernon ($)

T. List-Stoll ($)

J. Cahill ($)

C. Kempczinski ($)

S. Rovit ($)

K. Rucker ($)

Financial counseling allowance

7,500

7,500

7,500

7,500

7,500

7,500

Employer match on defined contribution plans

227,227

77,257

84,855

38,024

85,911

139,788

Housing and transportation allowance

—

—

31,250(a)

—

40,000(b)

—

Payments in connection with expatriate assignment

—

—

—

1,499,447(c)

—

—

Total All Other Compensation

234,727

84,757

123,605

1,544,971

133,411

147,288

a)
Under the terms of Mr. Cahill’s offer letter as Executive Chairman, he received an annual allowance of $125,000 in lieu of relocation to cover housing and transportation expenses. As Mr. Cahill transitioned to non-executive Chairman in March 2014, he received a payment equal to 25% of the annual allowance.

b)
Reflects a one-time lump sum commuting allowance paid to Mr. Rovit in accordance with the terms of Kraft’s Relocation Policy. This amount was paid in connection with Mr. Rovit’s appointment to a position based outside of Illinois, the location of our headquarters.

c)
As a U.S. expatriate, Mr. Kempczinski received payments in 2014 in conjunction with his international assignment based in Canada. These payments were similar to the types of payments generally made to other employees who accept an international assignment in accordance with Kraft’s Cross Border Mobility Policy. The payments are designed to facilitate the relocation of employees to positions in other countries by covering expenses over and above those that the employees would have incurred had they remained in their home country. These payments include items such as tax equalization payments, housing expenses, cost of living adjustment and dependent education tuition. The tax payments included in this table of $1,259,258 are made pursuant to the Cross Border Mobility Policy and are designed to cover the additional taxes that an employee incurs due solely to the international assignment.
Mr. Kempczinski also received access to a company fleet car in the amount of $13,918, a benefit which is not part of the Cross Border Mobility Policy but is generally provided to other senior level executives who are based in Canada.

(6)
Mr. Vernon served as our Chief Executive Officer through December 27, 2014.

(7)
Mr. Cahill transitioned from Executive Chairman to non-executive Chairman effective March 8, 2014, and was appointed Chairman and Chief Executive Officer on
December 28, 2014, the first day of our 2015 fiscal year. The salary shown on this table reflects the pro rata portion of his Executive Chairman base salary which was paid through the first quarter of 2014 and the pro rata portion of his non-executive Chairman retainer ($360,000/year) for the remainder of 2014. Mr. Cahill received a payment of 25% of his target annual incentive award, reflecting his partial year of service. This payment is reflected in the Bonus column.

(8)
Under the terms of Ms. Rucker’s offer letter, she received a special cash bonus on the second anniversary of her hire date.

2014 GRANTS OF PLAN BASED AWARDS

Estimated Future Payouts
Under Non-Equity Incentive
Plan Awards(1)

Estimated Future Payouts
Under Equity Incentive Plan Awards(2)

All Other Stock Awards: Number of Shares of Stock or Units(3) (#)

All Other Option Awards: Number of Securities Underlying Options(4) (#)

Exercise Price of Option Awards(5) ($/Share)

Grant Date Fair Value of Stock and Option Awards(6) ($)

Name

Grant Date

  Grant
Type

Target ($)

Maximum ($)

Target (#)

Maximum (#)

Mr. Vernon

—

MIP

1,760,000

4,400,000

—

—

—

—

—

—

02/27/2014

RSUs

—

—

—

—

22,259

—

—

1,228,029

02/27/2014

Stock Options

—

—

—

—

—

155,818

55.17

959,367

02/27/2014

Performance Shares

—

—

66,776

133,552

—

—

—

4,004,248

03/06/2015

DCUs

—

—

—

—

2,483

—

—

153,996

03/06/2015

RSUs — Match

—

—

—

—

620

—

—

38,452

Ms. List-Stoll

—

MIP

652,500

1,631,250

—

—

—

—

—

—

02/27/2014

RSUs

—

—

—

—

5,438

—

—

300,014

02/27/2014

Stock Options

—

—

—

—

—

38,067

55.17

234,377

02/27/2014

Performance Shares

—

—

16,314

32,628

—

—

—

978,275

03/06/2015

DCUs

—

—

—

—

920

—

—

57,058

03/06/2015

RSUs — Match

—

—

—

—

230

—

—

14,265

Mr. Cahill

02/27/2014

RSUs

—

—

—

—

40,784

—

—

2,250,053

02/27/2014

RSUs

—

—

—

—

15,294

—

—

843,770

02/27/2014

Stock Options

—

—

—

—

—

35,688

55.17

219,730

Mr. Kempczinski

—

MIP

326,923

817,307

—

—

—

—

—

—

02/27/2014

RSUs

—

—

—

—

3,263

—

—

180,020

02/27/2014

Stock Options

—

—

—

—

—

22,840

55.17

140,625

02/27/2014

Performance Shares

—

—

9,788

19,576

—

—

—

586,941

10/07/2014

RSUs

—

—

—

—

26,998

—

—

1,500,009

10/07/2014

Stock Options

—

—

—

—

—

62,997

55.56

378,360

03/06/2015

DCUs

—

—

—

—

368

—

—

22,823

03/06/2015

RSUs — Match

—

—

—

—

92

—

—

5,706

Mr. Rovit

—

MIP

481,100

1,202,750

—

—

—

—

—

—

02/27/2014

RSUs

—

—

—

—

3,988

—

—

220,018

02/27/2014

Stock Options

—

—

—

—

—

27,916

55.17

171,878

02/27/2014

Performance Shares

—

—

11,964

23,928

—

—

—

717,426

10/07/2014

RSUs

—

—

—

—

26,998

—

—

1,500,009

10/07/2014

Stock Options

—

—

—

—

—

62,997

55.56

378,360

03/06/2015

DCUs

—

—

—

—

1,493

—

—

92,596

03/06/2015

RSUs — Match

—

—

—

—

373

—

—

23,133

Ms. Rucker

—

MIP

566,250

1,415,625

—

—

—

—

—

—

02/27/2014

RSUs

—

—

—

—

3,988

—

—

220,018

02/27/2014

Stock Options

—

—

—

—

—

27,916

55.17

171,878

02/27/2014

Performance Shares

—

—

11,964

23,928

—

—

—

717,426

03/06/2015

DCUs

—

—

—

—

2,556

—

—

158,523

03/06/2015

RSUs — Match

—

—

—

—

639

—

—

39,631

(1)
The target amounts represent the potential cash payout if both business and individual performance are at target levels under our 2014 MIP and exclude potential deferrals pursuant to the MSPP. Actual amounts under our 2014 MIP are disclosed in the 2014 Summary Compensation Table. The maximum amounts are equal to 250% of target. There are no specified threshold amounts under the program and awards can range from 0% to
250% of target.

(2)
The performance shares were granted under our 2014 — 2016 performance share plan. The target number of shares shown in the table reflects the number of shares of common stock that will be earned if each of the performance metrics are achieved at target levels. Actual shares awarded under the 2014 — 2016 performance share plan are scheduled to be settled in February 2017. Dividend equivalents will accrue during the performance period and will be settled in shares based on the final shares earned at the end of the performance period.

(3)
Under the MSPP, executives could elect to defer up to 50% of their 2014 MIP awards into DCUs. The “RSUs — Match” were issued pursuant to the MSPP as a 25% match of the deferred portion of the NEO’s 2014 MIP award. These “RSUs — Match” will vest on March 6, 2018, subject to the NEO’s continued employment through the vesting date. Although the RSU match occurs in 2015 when the 2014
MIP is paid and subsequently deferred into the MSPP, the RSUs are treated as if they were granted during 2014 for purposes of this table, the Summary Compensation Table, the Outstanding Equity Awards at Fiscal Year-End Table and the Potential Payout
upon Termination or Change in Control at Fiscal Year-End 2014 Table. The RSUs granted on October 7, 2014 to Messrs. Kempczinski and Rovit will vest 50% on October 9, 2017 and 50% on October 7, 2019 subject to the NEO’s continued
employment through each respective vesting date. Dividends and dividend equivalents are paid on the unvested RSUs and DCUs at the same rate as shareholders.

(4)
The stock option awards granted on February 27, 2014 will vest in one-third increments on the first, second and third anniversaries of the grant date, subject to the
NEO’s continued employment through each such vesting date. The stock options granted on October 7, 2014 will vest 50% on October 7, 2017 and 50% on October 7, 2019 subject to the NEO’s continued employment through each respective vesting date.

(5)
Reflects the closing stock price of our common stock on the grant date.

(6)
The amounts represent the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are included in
Note 8 to the consolidated financial statements contained in the Form 10-K.

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards(1)

Stock Awards(2)

Name

Grant Date

Stock Ticker

Number of Securities Underlying Unexercised Options Exercisable (#)

Number of
Securities Underlying Unexercised Options Unexercisable (#)

Option Exercise Price ($)

Option Expiration Date

Number of Shares or Units
of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested(3) ($)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Equity Incentive Plan Awards: Market or
 Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)
($)

Mr. Vernon

02/23/2010

KRFT

44,619

—

30.207

02/21/2020

—

—

—

—

02/23/2011

KRFT

43,993

—

32.984

02/23/2021

—

—

—

—

02/23/2012

KRFT

—

—

—

—

9,213

588,987

—

—

02/23/2012

KRFT

36,476

18,791

39.379

02/23/2022

—

—

—

—

10/02/2012

KRFT

—

—

—

—

8,280

529,340

—

—

02/25/2013

KRFT

—

—

—

—

24,720

1,580,350

—

—

02/25/2013

KRFT

57,086

115,904

46.740

02/25/2023

—

—

—

—

05/21/2013

KRFT

—

—

—

—

—

—

74,140

4,739,770

02/27/2014

KRFT

—

—

—

—

22,259

1,423,018

—

—

02/27/2014

KRFT

—

155,818

55.170

02/27/2024

—

—

—

—

02/27/2014

KRFT

—

—

—

—

—

—

66,776

4,268,990

03/07/2014

KRFT

—

—

—

—

1,630

104,206

—

—

03/06/2015

KRFT

—

—

—

—

620

39,637

—

—

02/23/2010

MDLZ

133,860

—

19.076

02/21/2020

—

—

—

—

02/23/2011

MDLZ

131,980

—

20.830

02/23/2021

—

—

—

—

02/23/2012

MDLZ

—

—

—

—

27,640

1,043,686

—

—

02/23/2012

MDLZ

109,428

56,372

24.869

02/23/2022

—

—

—

—

Ms. List-Stoll

09/03/2013

KRFT

—

—

—

—

10,504

671,521

—

—

09/03/2013

KRFT

—

—

—

—

22,919

1,465,212

—

—

09/03/2013

KRFT

—

—

—

—

5,730

366,319

—

—

09/03/2013

KRFT

73,530

73,529

52.360

09/03/2023

—

—

—

—

09/03/2013

KRFT

13,235

26,872

52.360

09/03/2023

—

—

—

—

02/27/2014

KRFT

—

—

—

—

5,438

347,651

—

—

02/27/2014

KRFT

—

38,067

55.170

02/27/2024

—

—

—

—

02/27/2014

KRFT

—

—

—

—

—

—

16,314

1,042,954

03/06/2015

KRFT

—

—

—

—

230

14,704

—

—

Mr. Cahill(4)

01/03/2012

KRFT

114,242

58,853

38.996

01/03/2022

—

—

—

—

02/25/2013

KRFT

55,601

112,889

46.740

02/25/2023

—

—

—

—

02/27/2014

KRFT

—

35,688

55.170

02/27/2024

—

—

—

—

Mr. Kempczinski

02/20/2009

KRFT

1,352

—

24.500

02/20/2019

—

—

—

—

02/23/2010

KRFT

4,716

—

30.207

02/21/2020

—

—

—

—

02/23/2011

KRFT

6,633

—

32.984

02/23/2021

—

—

—

—

02/23/2012

KRFT

—

—

—

—

1,010

64,569

—

—

02/23/2012

KRFT

3,994

2,059

39.379

02/23/2022

—

—

—

—

10/02/2012

KRFT

—

—

—

—

1,105

70,643

—

—

02/25/2013

KRFT

—

—

—

—

3,000

191,790

—

—

02/25/2013

KRFT

6,920

14,050

46.740

02/25/2023

—

—

—

—

05/21/2013

KRFT

—

—

—

—

—

—

8,990

574,731

08/05/2013

KRFT

—

—

—

—

8,858

566,292

—

—

02/27/2014

KRFT

—

—

—

—

3,263

208,604

—

—

02/27/2014

KRFT

—

22,840

55.170

02/27/2024

—

—

—

—

02/27/2014

KRFT

—

—

—

—

—

—

9,788

625,747

10/07/2014

KRFT

—

—

—

—

26,998

1,725,982

—

—

10/07/2014

KRFT

—

62,997

55.560

10/07/2024

—

—

—

—

03/06/2015

KRFT

—

—

—

—

92

5,882

—

—

02/23/2011

MDLZ

4,900

—

20.830

02/23/2021

—

—

—

—

02/23/2012

MDLZ

—

—

—

—

3,030

114,413

—

—

02/23/2012

MDLZ

11,985

6,175

24.869

02/23/2022

—

—

—

—

Option Awards(1)

Stock Awards(2)

Name

Grant Date

Stock Ticker

Number of Securities Underlying Unexercised Options Exercisable (#)

Number of
Securities Underlying Unexercised Options Unexercisable (#)

Option Exercise Price ($)

Option Expiration Date

Number of Shares or Units
of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested(3) ($)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Equity Incentive Plan Awards: Market or
 Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)
($)

Mr. Rovit

02/23/2011

KRFT

14,140

—

32.984

02/23/2021

—

—

—

—

02/23/2012

KRFT

—

—

—

—

2,193

140,198

—

—

02/23/2012

KRFT

8,685

4,475

39.379

02/23/2022

—

—

—

—

10/02/2012

KRFT

—

—

—

—

2,210

141,285

—

—

02/25/2013

KRFT

—

—

—

—

4,280

273,620

—

—

02/25/2013

KRFT

9,886

20,074

46.740

02/25/2023

—

—

—

—

05/21/2013

KRFT

—

—

—

—

—

—

12,840

820,861

02/27/2014

KRFT

—

—

—

—

3,988

254,953

—

—

02/27/2014

KRFT

—

27,916

55.170

02/27/2024

—

—

—

—

02/27/2014

KRFT

—

—

—

—

—

—

11,964

764,859

03/07/2014

KRFT

—

—

—

—

87

5,562

—

—

10/07/2014

KRFT

—

—

—

—

26,998

1,725,982

—

—

10/07/2014

KRFT

—

62,997

55.560

10/07/2024

—

—

—

—

03/06/2015

KRFT

—

—

—

—

373

23,846

—

—

02/23/2011

MDLZ

42,420

—

20.830

02/23/2021

—

—

—

—

02/23/2012

MDLZ

—

—

—

—

6,580

248,461

—

—

02/23/2012

MDLZ

26,056

13,424

24.869

02/23/2022

—

—

—

—

Ms. Rucker

10/02/2012

KRFT

—

—

—

—

2,210

141,285

—

—

02/25/2013

KRFT

—

—

—

—

4,280

273,620

—

—

02/25/2013

KRFT

9,886

20,074

46.740

02/25/2023

—

—

—

—

05/21/2013

KRFT

—

—

—

—

12,840

820,861

02/27/2014

KRFT

—

—

—

—

3,988

254,953

—

—

02/27/2014

KRFT

—

27,916

55.170

02/27/2024

—

—

—

—

02/27/2014

KRFT

—

—

—

—

—

—

11,964

764,859

03/07/2014

KRFT

—

—

—

—

1,802

115,202

—

—

03/06/2015

KRFT

—

—

—

—

639

40,851

—

—

(1)
The vesting schedule for outstanding stock option awards is as follows:

Grant Date

Grant Type

Vesting Schedule

01/03/2012

Stock Options

Award made to Mr. Cahill, first tranche (33%) vested on 01/02/2013, second tranche (33%) vested on 01/02/2014 and last tranche (34%) vested on 01/02/2015.

02/23/2012

Stock Options

First tranche (33%) vested on 02/23/2013, second tranche (33%) vested on 02/23/2014 and last tranche (34%) vested on 02/23/2015.

02/25/2013

Stock Options

First tranche (33%) vested on 02/25/2014, second tranche (33%) vested on 02/25/2015 and last tranche (34%) vests on 02/25/2016.

09/03/2013

Stock Options

Award made to Ms. List-Stoll vested 50% on 02/28/2014, 30% vested on 02/18/2015 and the remaining 20% vests on 02/18/2016.

09/03/2013

Stock Options

Award made to Ms. List-Stoll, first tranche (33%) vested on 09/03/2014, second tranche (33%) vests on 09/03/2015 and last tranche (34%) vests on 09/03/2016.

02/27/2014

Stock Options

First tranche (33%) vested on 02/27/2015, second tranche (33%) vests on 02/27/2016 and last tranche (34%) vests on 02/27/2017.

10/07/2014

Stock Options

Awards made to Messrs. Kempczinski and Rovit, 50% vests on 10/07/2017 and 50% vests on 10/07/2019.

(2)
The vesting schedule for outstanding stock awards is as follows:

Grant Date

Grant Type

Vesting Schedule

02/23/2012

Restricted stock

100% of award vested on 02/23/2015.

10/02/2012

RSUs

50% of award vested on 10/02/2014 and 50% vests on 10/02/2015.

02/25/2013

RSUs

100% of award vests on 02/25/2016.

05/21/2013

Performance shares

100% of award vests on 12/31/2015, subject to the approval of the Committee and satisfaction of the performance criteria. Payment of the shares, if any, will be made in
February 2016.

08/05/2013

RSUs

Award made to Mr. Kempczinski, 100% of the award vests on 08/05/2016.

09/03/2013

RSUs

Award made to Ms. List-Stoll, 50% of award vested on 02/28/2014, 30% vested on 02/18/2015 and the remaining 20% vests on 02/18/2016.

09/03/2013

RSUs

Award made to Ms. List-Stoll, 100% of the award vests on 02/12/2018.

09/03/2013

RSUs

Award made to Ms. List-Stoll, 100% of the award vests on 09/06/2016.

02/27/2014

RSUs

100% of award vests on 02/27/2017.

02/27/2014

Performance shares

100% of award vests on 12/31/2016, subject to the approval of the Committee and satisfaction of the performance criteria. Payment of the shares, if any, will be made in February
2017.

03/07/2014

RSUs

Represents RSUs that were granted pursuant to the MSPP as a 25% match of the NEOs’ 2013 MIP award deferral. These RSUs vest 100% on 03/07/2017.

10/07/2014

RSUs

Awards made to Messrs. Kempczinski and Rovit, 50% of award vests on 10/09/2017 and 50% vests on 10/07/2019.

03/06/2015

RSUs

Represents RSUs that were granted pursuant to the MSPP as a 25% match of the NEOs’ 2014 MIP award deferral. These RSUs vest 100% on 03/06/2018.

(3)
The market value of the shares that have not vested is based on the closing prices of $63.93 for KRFT common stock and $37.76 for MDLZ common stock on December 26, 2014, the last trading day of our fiscal year, as reported on NASDAQ.

(4)
In accordance with the terms of Mr. Cahill’s December 3, 2011 offer letter related to his service as Executive Chairman, upon his transition from Executive
Chairman to a non-employee director role, his stock options ceased to be subject to forfeiture and are exercisable in accordance with their original vesting schedule as described in note (1) above.

2014 OPTION EXERCISES AND STOCK VESTED

Option Awards

Stock Awards

Name

Stock Ticker

Number of Shares Acquired
on Exercise (#)

Value Realized
on Exercise(1) ($)

Number of Shares Acquired on Vesting(2) (#)

Value Realized
on Vesting(1) ($)

Mr. Vernon

KRFT

—

—

72,307

4,568,535

MDLZ

—

—

22,000

757,900

Ms. List-Stoll

KRFT

—

—

10,505

580,611

Mr. Cahill(3)

KRFT

—

—

234,791

13,067,361

Mr. Kempczinski

KRFT

3,570

112,573

10,425

631,162

MDLZ

29,151

416,313

14,120

480,710

Mr. Rovit

KRFT

—

—

26,402

1,602,119

MDLZ

—

—

7,070

243,562

Ms. Rucker

KRFT

—

—

18,356

1,043,817

(1)
The amounts shown are calculated based on the fair market value (average of high and low stock prices for shares granted before February 6, 2013 and closing price for shares granted on or after February 6, 2013) of our common stock on the date of exercise or vesting.

(2)
The amounts shown include KRFT performance shares awarded under our 2012 — 2014 LTIP with a performance cycle which ended on December 31, 2014. Also includes KRFT and
MDLZ restricted stock awards that vested on 2/24/2014 and 10/2/2014. Included are 21,256 DCUs that vested on March 7, 2014 for which distribution is deferred until March 7, 2017. DCU amounts are as follows: Mr. Vernon — $362,949, Mr.
Cahill — $399,289, Mr. Rovit — $19,533 and Ms. Rucker—$401,125.

(3)
In accordance with the terms of Mr. Cahill’s December 3, 2011 offer letter related to his service as Executive Chairman, upon his transition from Executive
Chairman to a non-employee director role, the vesting of his outstanding RSUs ceased to be subject to a substantial risk of forfeiture. Under the terms of his offer letter, these vested RSUs will be settled in accordance with the original settlement dates set forth in the underlying award agreements as follows: (a) 86,495 shares on January 2, 2015; (b) 5,520 shares on October 2, 2015; (c) 72,210 shares on February 25, 2016; (d) 15,294 shares on
February 27, 2017; (e) 20,392 shares on February 27, 2015; (f) 20,392 shares on February 29, 2016; and (g) 1,793 shares on March 7, 2017.

2014 PENSION BENEFITS

Number of Years of Credited Service(2)

Present Value of Accumulated Benefits(3)

Payments During Last Fiscal Year

Name(1)

Plan Name

(#)

($)

($)

Mr. Kempczinski

Kraft Foods Group, Inc. Retirement Plan

6.08

141,488

—

Kraft Foods Group, Inc. Supplemental Benefits Plan I

6.08

251,937

—

(1) Messrs. Vernon, Cahill and Rovit, and Mses. List-Stoll and Rucker are not eligible to participate in Kraft’s pension plans since they joined Kraft after December 31, 2008.

(2) The years of credited service under the plans are equivalent to the years of total U.S. service for Mr. Kempczinski through December 27, 2014.

(3) The amounts reflect the actuarial present value of benefits accumulated under the respective retirement plan, in accordance with the same assumptions and measurement dates disclosed in the consolidated financial statements contained in our Form 10-K. The assumptions for each of the plans are as follows:

•

Assumes commencement at the earliest age that participants would be eligible for an unreduced pension benefit, which is age 65 for Mr. Kempczinski. Present value amounts are discounted for age as of December 27, 2014;

•

Measurement date of December 27, 2014;

•

Retirement Plan discount rate of 4.20%;

•

Non-Qualified Retirement Plan discount rate of 4.10%;

•

RP 2014 using scale MP-2014 generational projection; and

•

Present values are calculated as of December 27, 2014.

RETIREMENT BENEFIT PLAN DESCRIPTIONS

Both the qualified and supplemental retirement
plans are generally offered to executive officers, including the NEOs, and vary by country.

U.S. Kraft Foods Group, Inc. Retirement Plan

Beginning January 1, 2009, this program is not offered to newly hired U.S. employees. However, all eligible full-time and part-time U.S.
employees hired before January 1, 2009, including Mr. Kempczinski, are covered automatically in the Kraft Foods Group, Inc.’s, funded non-contributory, tax-qualified defined benefit plan. Messrs. Vernon, Cahill and Rovit and
Ms. List-Stoll and Rucker, who were hired after December 31, 2008, are not eligible for this program. Messrs. Vernon, Cahill and Rovit and Mses. List-Stoll and Rucker, similar to all other U.S. employees, who were hired after
December 31, 2008, are eligible to participate in an enhanced defined contribution plan, which is described under “— 2014 Non-Qualified Deferred Compensation Benefits — U.S. Supplemental Defined Contribution Plan” below.

Benefits under this plan are payable upon retirement in the form of an annuity or a lump sum (if the employee was hired before 2004). Normal retirement under this plan is defined as age 65 with five years of vesting service, at which point participants are eligible to receive an unreduced benefit. Vested participants may elect to receive benefits before age 65, but the amount is reduced as benefits are paid over a longer period of time. Participants must have at least five years of service to become vested.

The formula used to calculate a benefit
is equal to the following:

•

1.3% of final average pay up to the Social Security covered compensation amount multiplied by years of service up to 30; plus

•

  1.675% of final average pay in excess of the Social Security covered compensation amount, multiplied by years of service up to 30; plus

•

0.5% of final average pay multiplied by years of service in excess of 30. Final average pay is defined as the greater of (a) the average of an executive officer’s salary plus annual bonus during the last 60 consecutive months of service before separation and (b) the five highest consecutive calendar years of salary plus annual bonus during the last ten years prior to separation. Social
Security covered compensation is an amount equal to the average of the Social Security taxable wage bases for the 35-year period that ends in the year the participant reaches age 65. (For eligible employees born between 1938 and 1954, the
35–year average ends in the year you reach age 66. For eligible employees born after 1954, the 35–year average ends in the year you reach age 67). The Internal Revenue Service has established certain limits on how much employees may receive from this plan.

Employees hired before January 1, 2004, with at least ten years of service, are eligible to retire under this plan at age 55. The benefits payable to employees eligible to retire before age 62 are reduced by 3% each year (maximum 20%) between age 62 and the year that the employee retires.

U.S. Kraft Foods Group, Inc. Supplemental Benefits Plan

The Code limits the amount employees may receive
from the tax-qualified pension plan. Therefore, we offer a Supplemental Defined Benefit Pension Plan. Beginning January 1, 2009, this program is not offered to newly hired U.S. employees. However, all eligible full-time and part-time U.S.
employees hired before January 1, 2009, including Mr. Kempczinski, may participate in this unfunded plan that provides for the difference between what would have been payable based upon the pension plan formula stated above absent the applicable Code limits and the amount actually payable from the Kraft Foods Group, Inc. Retirement Plan. Additionally, any eligible base salary and annual cash incentive deferrals made under the voluntary non-qualified deferred compensation plan or the MSPP are considered non-qualified earnings and any benefits attributable to that pay are subsequently paid out under this plan regardless of whether or not the executive exceeds the applicable Code limits. Messrs. Vernon, Cahill and Rovit and Mses. List-Stoll and Rucker, each hired after December 31, 2008, are not eligible for this program, but are eligible to participate in an enhanced defined contribution plan, which is described under “— 2014 Non-Qualified Deferred
Compensation Benefits — U.S. Supplemental Defined Contribution Plan” below. Employees hired before January 1, 2004, with at least ten years of service, are eligible to retire under this plan at age 55. The benefits payable to employees eligible to retire before age 62 are reduced by 3% each year (maximum 20%) between age 62 and the year that the employee retires.

2014 NON–QUALIFIED DEFERRED COMPENSATION BENEFITS

 Name

Executive Contributions in
2014 ($)

Registrant Contributions in
2014(1) ($)

Aggregate Earnings in
2014(2) ($)

Aggregate Withdrawals/ Distributions in
2014 ($)

Aggregate Balance as of December 31, 2014(3) ($)

Mr. Vernon

114,105
(4)

203,827

(83,272
)

—

1,068,510

362,949
(5)

—

54,002

—

416,951

Ms. List-Stoll

35,904
(4)

53,857

(3
)

—

89,758

Mr. Cahill

28,353

(4)

61,455

4,899

352,339

0

399,289
(5)

—

59,409

—

458,698

125,014
(6)

—

17,550

—

142,564

12,359,642
(7)

—

1,838,955

—

14,198,597

Mr. Kempczinski

37,516
(4)

26,324

11,826

—

234,545

334,867
(8)

—

25,089

—

1,429,089

Mr. Rovit

40,499

(4)

62,511

7,876

—

373,017

19,533

(5)

—

2,906

—

22,439

Ms. Rucker

53,523
(4)

116,388

9,414

—

295,876

401,125
(5)

—

59,682

—

460,807

(1)
The amounts in this column are also included in the “All Other Compensation” column in the 2014 Summary Compensation Table.

(2)
The earnings in this column are at market rates and are not reflected in the 2014 Summary Compensation Table.

(3)
The aggregate balance includes amounts that were reported as compensation for our NEOs in prior years. Amounts reported attributable to base salary, MIP awards or all other compensation that were reported in the Summary Compensation Table of our and our former parent’s previously filed proxy statements for the participating NEOs are as follows: Mr. Vernon — $795,554; Mr. Cahill — $252,815;
Mr. Rovit — $121,188; and Ms. Rucker — $92,894.

(4)
Relates to executive contributions made in 2014 under our U.S. Supplemental Defined Contribution Plan. Includes both amounts deferred from 2014 base salary and amounts paid in
March 2014 under the 2013 MIP. The amount of executive contributions in 2014 attributable to base salary and 2013 MIP awards for the participating NEOs is as follows:

Name

Base Salary ($)

Annual Cash Incentive
Program Award ($)

Mr. Vernon

52,826

61,278

Ms. List-Stoll

34,685

1,220

Mr. Cahill

0

28,353

Mr. Kempczinski

37,516

0

Mr. Rovit

27,378

13,121

Ms. Rucker

36,516

17,007

(5)
Relates to DCUs that vested on March 7, 2014 for which distribution is deferred until March 7, 2017. The value of the Aggregate Balance is based on the closing price of
$63.93 for KRFT common stock on December 26, 2014, the last trading day of our fiscal year, as reported on NASDAQ.

(6)
Relates to Mr. Cahill’s deferred shares granted in connection with his service as non-executive Chairman of our Board of Directors.

(7)
Relates to 222,096 RSUs that vested on March 8, 2014 in connection with Mr. Cahill’s transition from Executive Chairman to non-executive Chairman and that will be settled in accordance with the original vesting schedule as follows: (a) 86,495 shares on January 2, 2015; (b) 5,520 shares on October 2, 2015; (c) 72,210 shares on February 25, 2016; (d) 15,294 shares on
February 27, 2017; (e) 20,392 shares on February 27, 2015; (f) 20,392 shares on February 29, 2016; and (g) 1,793 shares on March 7, 2017.

(8)
Represents contributions into the Executive Deferred Compensation Program.

U.S. Supplemental Defined Contribution Plan

Because the Code limits the amount that may be contributed to the tax-qualified defined contribution plan on behalf of an employee, we offer a Supplemental Defined Contribution Plan. All NEOs contributed to the plan through December 27, 2014. This is an unfunded plan that allows eligible employees to defer a portion of their annual compensation (base salary and annual cash incentive awards) and receive corresponding Kraft matching amounts and, if applicable, supplemental basic contributions to the extent that their contributions to the tax-qualified defined contribution plan (and the corresponding Kraft matching contributions and Kraft basic contributions) are limited by Code Section 401(a)(17). In addition, eligible employees receive Kraft matching contributions and Kraft basic contributions on any eligible deferrals made under the voluntary non-qualified deferred compensation plan or the MSPP. Executives must defer receipt of the payments until separation from service. The Supplemental Defined Contribution Plan has three deemed investment options among which a participant can choose to allocate his or her account balance: the Interest Income Fund, the International Equity Index Fund and the Large Cap Equity Index Fund. These funds have similar objectives and risks to those offered in Kraft’s Thrift 401(k) Savings Plan. Because the Supplemental Defined Contribution Plan is a non-qualified, unfunded deferred compensation plan, participants have no right to any deemed investments under the plan. Executives must defer receipt of the payments until retirement. The rates of return for the funds in 2014 were: 2.2% for the Interest Income Fund; -4.8% for the International Equity Index Fund; and 13.6% for the Large
Cap Equity Index Fund.

U.S. Executive Deferred Compensation Plan

The Kraft U.S. Executive Deferred Compensation Plan is a non-qualified plan that allows our U.S. NEOs to defer, on a pre-tax basis, up to 50% of salary and up to 100% of their annual and long-term cash incentives.
The investment choices are similar to those offered to eligible employees in our U.S. 401(k) plan. Participants may elect to defer their compensation until termination of employment or retirement. They may also elect to receive distributions of their accounts while still employed with Kraft, but the plan requires a minimum deferral period of two years. Distributions may be made in a lump sum or in annual installments of between two and ten years.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables and narrative below describe the potential payments to each NEO upon termination or in connection with a Change in Control. Other than the types of compensation and benefits described in the tables below or as would be received by all other salaried employees, generally no other payments are earned by or would be awarded to the NEOs. In accordance with SEC rules, all information described in this section is presented as if a triggering event occurred on December 27, 2014, the last day of our 2014 fiscal year.

Involuntary Termination
Without Cause (Non-Change in Control Event)

We may provide separation pay and benefits to our employees, including the NEOs, in the event of an involuntary termination without cause. In these circumstances, we have a separation pay plan in the United States that provides employees a payment equal to one month of salary for every year of service up to a maximum of 12 months, assuming at least five years of service.

Under the plan, an involuntary termination without cause is any company-initiated termination for reasons other than:

•

continued failure to substantially perform the job duties, other than a failure resulting from incapacity due to disability;

•

  gross negligence, dishonesty or violation of any reasonable company rule or regulation where the violation results in significant damage to Kraft; or

•

engaging in other conduct that adversely reflects on Kraft in any material respect.

These separation benefits are generally structured similarly to those benefits available to all other employees. The separation pay and benefits available to all employees are generally contingent upon Kraft receiving a general release of claims from the employee.

On a case-by-case basis, we may provide additional pay and benefits to NEOs in excess of the amount typically payable upon an involuntary termination without cause. These additional pay and benefits amounts would be compensation for receiving non-competition, non-solicitation, non-disparagement and confidentiality agreements from our NEOs, in addition to a general release.

The typical elements of separation pay and benefits consist of base salary continuation, health and welfare benefits continuation and outplacement assistance.

Separation Pay

Separation pay to NEOs is typically 12 months of base salary, except for the CEO, who is entitled to receive at least 24 months of base salary, plus a pro rata target annual cash incentive. That amount may be increased with the approval of the Committee, in consideration of the restrictive covenants described above.

Separation pay amounts are typically paid
as salary continuation. In some cases, amounts are paid in a lump sum. In the event that separation pay is considered deferred compensation, subject to

Section 409A of the Code, payments that would otherwise have been payable are withheld during the six-month period following termination of employment to comply with Section 409A. We then pay the amount, in a lump sum without interest, as soon as permitted under Section 409A.

Benefits Continuation

NEOs typically continue participating in the health and welfare benefits plans during the period in which they continue to receive a salary. If an executive officer receives separation pay in a lump sum, then his or her participation in the health and welfare benefits plans ends on the date his or her employment ends.

Stock Vesting

In accordance with Ms. List-Stoll’s offer letter, all unvested restricted shares and options granted as sign-on awards will continue to vest on the scheduled vesting dates if her employment ends due to involuntary termination without cause.

Additional Arrangements

In addition to the separation pay and benefits described above, the financial counseling allowance will continue for each of the NEOs for one year and for two years for our CEO.

Change in Control Arrangements

The key elements of the CIC Plan and CIC provisions under our incentive and equity awards, are provided in the table below:

Plan Element

Description

Definition of Change in Control (“CIC”)

Subject to certain exceptions, the occurrence of one of the conditions below:

•    Acquisition of 20% or
more of our outstanding voting securities;

•    Changes to Board membership during any
consecutive 24-month period that results in less than 50% of the current Board members elected to the Board;

•    Our merger or consolidation with another company, and

a)    we are not the surviving company; or

b)    the other entity owns 50% or more of our outstanding voting securities; or

•    Complete liquidation of Kraft or the sale of all or substantially all of our assets.

Double Trigger for Payment of Separation Benefits under CIC Plan

•    Consummation of a CIC; and

•    Within two years of a CIC, termination of employment by Kraft other than for
“cause,” or by the executive officer for “good reason,” and the termination of employment satisfies the definition of a “separation from service” under Section 409A.

Definition of “Cause”

•    Continued failure to substantially perform the participant’s job duties (other than resulting from incapacity due to disability);

•    Gross negligence,
dishonesty or violation of any reasonable company rule or regulation where the violation results in significant damage to Kraft; or

•    Engaging in other conduct which adversely reflects on Kraft in any material respect.

Definition of “Good Reason”

  We take any other action that results in the following:
 •    Material reduction in job duties;
 •    Material reduction in compensation;
 •    Relocation beyond 50 miles; or
 •    Increased business
travel.

Plan Element

Description

Severance Amounts Upon Double Trigger

•    CEO – three times base salary plus target annual
incentive;

•    All other NEOs – two times base salary plus target annual
incentive;

•    Additional credited years of pension service and welfare benefits equal, in years, to the severance multiple within Section 409A standards;

•    Continuation of financial counseling for three years for the CEO, and two years for the other
NEOs;

•    Outplacement services up to two years following the CIC; and

•    The foregoing benefits are subject to non-compete and non-solicit restrictive covenants.

Treatment of Incentive Awards

  •    Awards under the Annual Cash Incentive Program and the performance share program are paid out in cash at target levels, on a pro rata basis.

Treatment of Equity Rewards

•    Restricted stock, RSUs and stock options only vest in connection with a CIC if the executive is terminated by Kraft other than for cause or by the executive for good reason and the termination of employment satisfies the definition of a “separation from service” under Section 409A and occurs within two years following such CIC or if the acquiring entity does not assume the awards (i.e., “double trigger”).

Potential Payout upon Other Types of Separations

In the event that an NEO is terminated from Kraft due to death, disability or normal retirement (retirement at or after the age of 65 years with at least five years of service), all unvested restricted stock, RSUs and stock options would vest in full. In addition, the NEO would become eligible for award payments under the annual cash and long-term incentive plans. These award payments would be prorated based on the number of months the NEO participated in the applicable plans.

Based on a December 27, 2014 termination due to death, disability or normal retirement, the estimated value of the payments for the NEOs are described in the table below.

In the event an NEO separates due to early retirement (retirement at or after the age of 55 years, but before the age of 65 years, and with at least ten years of service with Kraft), he or she could be considered for partial awards under the annual cash, long-term incentive and/or equity programs, at the discretion of our Compensation Committee. The value of the total payments for each NEO could range from $0 to an amount no greater than the amounts shown above under normal retirement.

Mr. Cahill, who transitioned from Executive Chairman to non-executive Chairman effective March 8, 2014, was not an employee as of December 27, 2014 and therefore he is not included in the table below setting forth potential payments upon termination or change in control at fiscal year-end 2014. Mr. Cahill’s offer letter signed in connection with his appointment as Chairman and
CEO effective December 28, 2014 provides that he is eligible to receive severance benefits, including 24 months of salary continuation, in the event he is terminated by Kraft without cause. In addition, Mr. Cahill is eligible to participate in the CIC Plan.

Mr. Vernon’s Retirement Agreement

On December 18, 2014, Mr. Vernon executed a retirement agreement and general release (the “Retirement Agreement”) under which he agreed to a general release of claims with respect to Kraft, certain non-compete, non-solicitation and confidentiality provisions and to additional benefits approved by the Committee. Mr. Vernon retired from his position as Chief Executive Officer effective December 27, 2014. Under the terms of the Retirement Agreement and consistent with previously existing arrangements between Mr. Vernon and Kraft, Mr. Vernon will receive separation benefits, including continued base salary ($1,100,00 annually) for 24 months post-separation, and 24 months of financial counseling (up to $10,000 annually). Mr. Vernon will also receive a prorated portion of his outstanding Kraft RSUs in the amount of 29,963 shares and performance shares based on full years of service completed during the vesting period or performance cycle, as applicable. The performance shares will vest and be paid based on actual performance through the end of the respective performance cycles, as determined by the Committee. In addition, Mr. Vernon’s unvested stock options will continue to vest on their original vesting dates, and he will have the remainder of the option term to exercise his options.

POTENTIAL PAYOUT UPON
TERMINATION OR CHANGE IN CONTROL AT FISCAL YEAR-END 2014

Name

Involuntary Termination without Cause(1) ($)

Involuntary Termination due to Change in
Control(2) ($)

Other Types
of Separations(3) ($)

Ms. List-Stoll

Separation Pay(a)

725,000

2,755,000

—

Health & Welfare Continuation(b)

20,928

41,856

—

Continuation of Benefits(c)

7,500

40,000

—

Value of Unvested Performance Share Awards(d)

—

347,651

347,651

Value of Unvested RSUs(e)

2,503,051

2,865,407

2,865,407

Value of Unvested Stock Options(f)

1,161,640

1,495,106

1,495,106

TOTAL

4,418,119

7,545,020

4,708,164

Mr. Kempczinski

Separation Pay(a)

445,000

1,543,834

—

Health & Welfare Continuation(b)

9,088

18,175

—

Continuation of Benefits(c)

7,500

40,000

—

Value of Unvested Performance Share Awards(d)

—

591,736

591,736

Value of Unvested Restricted Stock and RSUs(e)

—

2,948,174

2,948,174

Value of Unvested Stock Options(f)

—

1,099,037

1,099,037

Present Value of Additional Retirement Benefit Plans(4)

66,346

132,690

—

TOTAL

527,934

6,373,646

4,638,947

Mr. Rovit

Separation Pay(a)

566,000

2,094,200

—

Health & Welfare Continuation(b)

28,398

56,796

—

Continuation of Benefits(c)

7,500

40,000

—

Value of Unvested Performance Share Awards(d)

—

802,194

802,194

Value of Unvested Restricted Stock and RSUs(e)

—

2,813,908

2,813,908

Value of Unvested Stock Options(f)

—

1,399,819

1,399,819

TOTAL

601,898

7,206,917

5,015,921

Ms. Rucker

Separation Pay(a)

755,000

2,642,500

—

Health & Welfare Continuation(b)

28,398

56,796

—

Continuation of Benefits(c)

7,500

40,000

—

Value of Unvested Performance Share Awards(d)

—

802,194

802,194

Value of Unvested RSUs(e)

—

825,912

825,912

Value of Unvested Stock Options(f)

—

589,616

589,616

TOTAL

790,898

4,957,018

2,217,722

(1)
Treatment specific to an involuntary Termination without Cause as of December 27, 2014 are as follows:

(a)
Amounts reflect one year of base salary continuation.

(b)
Amounts reflect one year of medical, dental, long-term disability and life insurance premiums.

(c)
Amounts reflect the value of financial counseling for one year for the NEOs.

(d-f)
  The values of the awards are based on December 26, 2014 (the last trading day of our fiscal year) closing price of $63.93 for KRFT common stock.

(2)
Treatment specific to a Termination due to Change in Control as of December 27, 2014 are as follows:

(a)
Amounts reflect two times both the base salary and target annual incentive.

(b)
Amounts reflect our cost of providing medical, dental, long-term disability and life insurance premiums for two years.

(c)
Amounts reflect the value of financial counseling and outplacement services.

(d)

Amounts reflect the prorated performance share awards based on business performance ratings of 100% and awards paid at the NEO’s individual target at the assumed date of a CIC. The portion of the pro rata performance share awards relating to the 2013 — 2015 and 2014 — 2016 performance periods are based on a December 26, 2014 KRFT common stock closing price of $63.93.

(e-f)

Amounts reflect the value of the immediate vesting of all outstanding restricted stock and RSU awards and outstanding stock options as of the effective date of termination, based on December 26, 2014 closing prices of $63.93 for KRFT common stock and $37.76 for MDLZ common stock.

(3)

Relates to termination due to death, disability or normal retirement. Amounts reflect (a) the prorated LTI awards based on business performance ratings of
100% and awards paid at the NEO’s individual target at the assumed date of a termination due to death, disability or normal retirement and (b) the value of the immediate vesting of all outstanding restricted stock and RSU awards and outstanding stock options as of the effective date of termination. Amounts based on December 26, 2014 closing price of $63.93 for KRFT common stock.

(4)

Amounts reflect one year of additional pension accrual in the event of an Involuntary Termination without Cause and two years for Termination due to Change in
Control. Mr. Rovit and Mses. List-Stoll and Rucker are not eligible to participate in Kraft’s pension plans.

OWNERSHIP OF EQUITY SECURITIES

The following table shows the number of shares of our common stock beneficially owned as of March 10, 2015, unless otherwise noted, by each director and Named
Executive Officer, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of our common stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner

Beneficially Owned Shares(1)(2)

Deferred Stock/Additional Underlying Units(3)

Total Shares/Interests Held

Directors:

  John T.
Cahill(4)

369,989

138,324

508,313

Abelardo E. Bru

—

6,632

6,632

L. Kevin Cox

133

6,632

6,765

Myra M. Hart

4,175

8,773

12,948

Peter B. Henry

—

7,162

7,162

Jeanne P. Jackson

—

6,632

6,632

Terry J. Lundgren

—

5,813

5,813

Mackey J. McDonald

—

8,773

8,773

John C. Pope

10,190

(5)

7,590

17,780

E. Follin Smith

—

6,632

6,632

  W. Anthony
Vernon(6)

451,510

57,509

509,019

Named Executive Officers:

Christopher J. Kempczinski

61,844

47,393

109,237

Teri List-Stoll

155,833

38,518

194,351

Sam B. Rovit

94,647

—

94,647

Kim K. W. Rucker

52,012

16,996

69,008

All directors and executive officers as a group (16 persons)(7)

1,150,531

393,480

1,544,011

(1)
Individual directors and executive officers as well as all directors and executive officers as a group beneficially own less than 1% of our issued and outstanding common stock as of March 10, 2015.

(2)
Includes the number of Kraft options that are exercisable, or will become exercisable, within 60 days after March 10, 2015 as follows: Mr. Cahill – 296,075;
Mr. Kempczinski – 40,131; Ms. List-Stoll – 143,445; Mr. Rovit – 56,285; Ms. Rucker – 28,985; Mr. Vernon – 309,471; and all of our current executive officers as a group – 464,717. Also includes
DCUs as follows: Mr. Cahill – 7,175; Mr. Kempczinski – 368; Ms. List-Stoll – 920; Mr. Rovit – 1,844; Ms. Rucker – 9,764; Mr. Vernon – 9,005; and all of our current executive officers as a group – 28,648.

(3)
Includes RSUs and shares held in the Kraft Foods Group, Inc. Thrift/TIP 401(k) Plans as of January 31, 2015. Also includes deferred shares held in the stock deferral plan under the Kraft Foods Group, Inc. Deferred Compensation Plan for Non-Management Directors. These shares accumulate dividends, which are reinvested in common stock. For a description of these deferred shares, see “Compensation of Non-Employee
Directors” above.

(4)
Mr. Cahill transitioned from Executive Chairman to non-executive Chairman on March 8, 2014 and served in that role until his appointment as our CEO effective
December 28, 2014. In accordance with the terms of Mr. Cahill’s December 3, 2011 offer letter related to his service as Executive Chairman, upon his transition from Executive Chairman to a non-employee director role, the vesting of his outstanding stock options, restricted stock and RSUs ceased to be subject to a substantial risk of forfeiture and will be settled in accordance with their original settlement dates. See “Executive Compensation Tables — 2014
Outstanding Equity Awards at Fiscal Year-End” and “Executive Compensation Tables — 2014 Option Exercises and Stock Vested.”

(5)
Includes 99 shares as to which Mr. Pope disclaims beneficial ownership, as the shares are held in trust for his children’s benefit.

(6)
Mr. Vernon will continue to serve as a director until the Annual Meeting and is not standing for re-election.

(7)
This group includes, in addition to the individuals named in the table under the heading “Directors,” our current executive officers: James Kehoe, Christopher J.
Kempczinski, Diane Johnson May, Kim K. W. Rucker and George Zoghbi.

The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of the end of 2014.

Name and Address of Beneficial Owner

Amount and Nature of Beneficial Ownership

Percent of Common Stock*

  BlackRock,
Inc.(1) 55 East 52nd Street New York, NY 10022

34,517,184

5.9%

  State Street
Corporation(2) State Street Financial Center One Lincoln Street
Boston, MA 02111

32,600,282

5.5%

  The Vanguard
Group(3) 100 Vanguard Blvd. Malvern, PA 19355

31,509,783

5.4%

*
Calculated based on 588,126,819 shares of our issued and outstanding common stock as of March 3, 2015.

(1)
Based on the Schedule 13G/A Information Statement filed on February 2, 2015 by BlackRock disclosing ownership as of December 31, 2014.

(2)
Based on the Schedule 13G Information Statement filed on February 12, 2015 by State Street disclosing ownership as of December 31, 2014.

(3)
Based on the Schedule 13G/A Information Statement filed on February 10, 2015 by The Vanguard Group disclosing ownership as of December 31, 2014.

SHAREHOLDER PROPOSALS

In accordance with SEC rules, we are including the following shareholder proposals (Proposals 4 through 7), along with the supporting statements of the respective shareholder proponents. Kraft is not responsible for any inaccuracies in these proposals and supporting statements. Each shareholder proposal is required to be submitted to a vote at the Annual Meeting only if properly presented. The Board recommends that you vote AGAINST each of these proposals for the reasons set forth in the Board of Directors’ Statement in Opposition following each proposal.

The names, addresses and shareholdings of the filers of these proposals will be supplied upon request.

PROPOSAL 4. SHAREHOLDER PROPOSAL: RESOLUTION RELATED TO EGG-LAYING CHICKENS

RESOLVED, that shareholders request that the Board of
Directors disclose financial and operational risks to which Kraft’s allowance of confining egg-laying chickens in cages within its food supply may be exposing the company and its investors. The disclosure should be made within six months of the
2015 annual meeting at a reasonable cost and should omit proprietary information.

SUPPORTING STATEMENT:

In its 2014 proxy, Kraft supported a shareholder proposal applauding the Company for moving away from the lifelong cage confinement of pigs in its pork supply—and the proposal passed by over 80%. This proposal simply seeks risk disclosure around a similar issue.

Here are the basic facts:

•

Kraft sources eggs from caged hens who are packed so tightly in “battery cages” with other birds they can’t even fully extend their wings. Each hen is given less space on which to live than a single sheet of paper.

•

This abusive practice may be exposing the company to financial and operational hazards.

•

  Kraft competitors like Unilever and Nestle are eliminating all eggs coming from battery caged hens, and have already switched hundreds of millions of eggs to cage-free.

•

Numerous states and countries have already banned battery cages.

Supporting evidence from experts regarding the potential risks:

•

“In the case of animal welfare,” reports The World Bank’s International Finance Corporation, “failure to keep pace with changing consumer expectations and market opportunities could put companies and their investors at a competitive disadvantage in an increasingly global marketplace.”

•

  Citigroup reports that the “potential headline risks” that could damage food companies include “concerns over animal cruelty.”

•

A study by Technomic—the food industry consultancy and analysis firm—found that to consumers, concerns about animal welfare outweigh those related to the environment or buying fair trade, local or organic.

•

  “Humane is the next big thing,” says Supermarket Guru Phil Lempert. “We ask shoppers what they’re looking for and that is what they’re telling us.”

•

  More than a dozen studies found that there’s a greater chance of Salmonella in egg operations using cages than in a non-cage-free environments.

Kraft does use some cage-free eggs, but it continues to indefinitely allow the controversial caging practice for hens. The evidence shows that this places Kraft out-of-step with competitors and may expose the company—and its investors—to risks.

Shareholders supported last
year’s proposal on a similar topic and are urged to support this proposal too by voting FOR it, thereby providing risk disclosure around what shareholders have already deemed an important issue—the cage confinement of animals.

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE PROPOSAL

Ensuring the humane treatment of animals in our supply chain remains a key priority for Kraft. Kraft management and the Board have carefully considered the proposal and, for the reasons described below, we believe that the proposal would not enhance our existing policies and practices regarding the welfare of egg-laying hens and is not in the best interests of shareholders.

Although Kraft does not own, raise, transport or process any hens, we have long cared about the well-being of animals. We want animals to be treated with respect.
We purchase eggs and egg products from various suppliers across North America, and we both expect and require that they treat their animals in accordance with industry animal care guidelines.

Since 2011, Kraft has annually procured 1 million cage-free eggs. For 2015, we have doubled that purchase commitment to 2 million cage-free eggs. In addition, we are actively exploring alternative hen housing options with suppliers.

There are many options for housing egg-laying hens, including standard caged housing, enriched cages, enriched colonies, cage-free housing and free-range systems. Each option has advantages and disadvantages. New alternatives continue to evolve and emerge as we learn more from expanded studies and research. We will continue to engage our suppliers, animal welfare specialists and other experts to help us understand these options and to work with suppliers that implement housing options that promote animal welfare.

To reiterate, Kraft strongly supports the humane treatment of animals. However, we believe that the shareholder proposal is unnecessary and would not be an effective use of company resources. Furthermore, we do not believe that the information requested by the proposal will result in any additional benefit to our shareholders or help to enhance egg-laying hen welfare, and therefore believe that the proposal is unnecessary.

For the foregoing reasons, the Board recommends that you vote AGAINST this proposal.

PROPOSAL 5. SHAREHOLDER PROPOSAL: RESOLUTION RELATED TO DEFORESTATION REPORTING

Whereas: Kraft Foods Group is one of the largest consumer packaged food and beverage companies in North America, with a diversified line of brands including
Oscar Mayer, Lunchables, Athenos and Country Time. Palm oil, soya, sugar, beef and paper are used in a variety of Kraft products. Global demand for these commodities is fueling deforestation and human rights violations, including child and forced labor.

Approximately a third of recorded large-scale land acquisitions globally since 2000 involve investment in cash crops such as sugar cane, palm oil, and soy. Many of these acquisitions involve evicting traditional land holders, through coercion or fraud (“land grabs”). The Consumer Goods Forum, a global industry network, has recognized that
“Deforestation is one of the principal drivers of climate change, accounting for 17% of greenhouse gases today. The consumer goods industry, through its growing use of soya, palm oil, beef, paper and board, creates many of the economic incentives which drive deforestation.” (Consumer Goods Forum press release, 11/29/10).

Negative impacts from deforestation and poor forest
management can be reduced through increased use of recycled materials, independent third party certification schemes, and monitoring of supply chains. CDP asks global corporations to report how their activities and supply chains contribute to deforestation and how those impacts are managed. Kraft has not responded to CDP’s forestry survey, which is backed by 240 investors managing $15 trillion.

Kraft discloses little information on how its purchases of palm oil, soya, paper, beef and sugar are impacting forests and human rights, or how the company is managing these risks. Meaningful indicators would include:

•

A company-wide policy on deforestation, with reference to the key commodities driving deforestation;

•

The percentage of each of these commodity purchases that Kraft has traced back to its source;

•

The percentage of these commodity purchases that are sustainably sourced, with goals for each commodity;

•

Whether Kraft and its suppliers have adopted a zero tolerance policy on “land grabs”;

•

Results of supplier audits to verify compliance with Kraft’s forestry goals;

•

  Identification of certification systems and programs that Kraft uses to ensure sustainable sourcing of each of these commodities; and

•

An assessment of how Kraft’s purchases impact deforestation and human rights, including rural communities’ land rights.

Proponent believes Kraft faces reputational and operational risks by failing to adequately disclose its approach to managing deforestation and related risks.
Cadbury, a former Kraft brand, faced public controversy over use of palm oil in its Dairy Milk bars in New Zealand. Rainforest Action Network claims Kraft’s products are “at high risk of contamination” with palm oil associated with human rights violations (Rainforest Action Network, “Conflict Palm Oil” 9/12/13). Union of Concerned Scientists notes Kraft has made “no commitments” on palm oil (Palm Oil Scorecard).

RESOLVED: Shareholders request the Board to prepare a public report, at reasonable cost and omitting proprietary information, by December 1, 2015, describing how Kraft is assessing the company’s supply chain impact on deforestation and associated human rights issues, and its plans to mitigate these risks.

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE PROPOSAL

At Kraft, we focus our sustainability efforts
on those areas where we can have the greatest impact while also enhancing our business performance. Not only is this the right thing to do, it makes good business sense.

Our sustainability initiatives focus on: energy, water, waste, transportation, packaging and agricultural commodities. In each of these areas we set internal objectives and measure our progress.

We believe that sustainable farming practices can improve crop yields, reduce environmental impacts (including deforestation as applicable), and generally help to improve the lives and livelihoods of farming families. We have several initiatives aimed at promoting sustainable farming across commodities in our supply chain:

Cashews. Our ongoing initiative relating to our cashew supply chain provides a good example of how we are focusing on areas where we can have the greatest impact, while also enhancing our business. Currently
Africa, particularly West Africa, is one of the largest producers of raw cashew nuts, with more than 40% of the worldwide production. However, less than 10% of these cashews are processed locally, with the balance shelled in India, Vietnam and
Brazil and then re-exported to consuming markets such as Europe and the U.S. This causes low productivity and supply chain inefficiencies that undermine the operations in the sector and at the same time leave economic and social potentials for many
African countries largely untapped. For this reason, Kraft is participating in a three phase, ten-year project called the African Cashew initiative (ACi) to improve the livelihoods of cashew farmers in five countries in Africa. The multi-stakeholder partnership project, led by the Deutsche Gesellschaft für Internationale Zusammenarbeit (GIZ) GmbH, and that includes The Bill and Melinda Gates Foundation, provides approximately $50 million in cash and technical project support to the development of the cashew sector. Kraft is also a member of the African Cashew Alliance (ACA), a separate business platform partnering with the ACi that promotes African cashew processing infrastructure by building access to regional finance and technical expertise to allow local business people to set up factories. The ACA runs a technical certification program (ACA Seal) that works with start-ups to ensure they are able to consistently produce cashew kernels to export standards and therefore attract top market prices for their production. By helping cashew farmers and processors, we can help reduce the cycle of poverty affecting farming households and help create a more sustainable supply of cashews for our business.

Coffee. We recently kicked off initiatives that address opportunities in our coffee supply chain. In collaboration with TechnoServe, a leader in sustainable agricultural development, Kraft is starting a program in Honduras focused on improving the agronomy practices on raw material green coffee production. In addition to this effort, Kraft is continuing to help improve the agricultural, environmental and economic longevity of coffee. Using our long-standing relationships in the industry, our coffee initiatives are supporting education and productivity projects that are aimed at enabling farmers to build sustainable futures for their families, while improving their current livelihood and environmental practices.

Palm Oil. We are working with our suppliers to better understand palm oil supply and sourcing alternatives. Although we purchase a relatively small quantity of palm oil (approximately 0.009 percent of worldwide 2014-2015 crop output), we have joined the Roundtable for Sustainable Palm Oil (RSPO) and are purchasing Green
Palm certificates to offset our use of conventional palm oil. Beginning in January 2015, we have started the process of transitioning a significant portion of our directly procured palm and palm kernel oil volumes to mass balance certified varieties.

Dairy. We are members of the Sustainability Council for the Innovation Center for US Dairy and support their work to develop tools and platforms to measure and improve the carbon footprint of milk and milk-derived products across the supply chain.

We share information about our
sustainability initiatives with shareholders and other interested parties. For example, we outline our sustainability program, including our approaches and focuses on our Web site at
http://www.kraftfoodsgroup.com/DeliciousWorld/sustainability/index.aspx (please note that the information on our Web site is not a part of this Proxy Statement).

More broadly, we have shared our approach to climate change through the Carbon Disclosure Project (“CDP”) since 2004. You can review our historical submissions on CDP’s Web site
https://www.cdp.net/en-US/Results/Pages/responses.aspx (please note that the information on CDP’s Web site is not a part of this Proxy Statement).

In addition to supporting initiatives that can improve the livelihoods of farmers and their families, our core belief is that every person should be treated fairly and with dignity. Our Code of Conduct guides everything we do, from how we treat our employees to how we market our products and conduct business. And we want to work with suppliers whose own standards of conduct align with ours. Our purchasing contracts require direct suppliers to comply with all laws and support Kraft’s policies on child and forced labor. Our corporate responsibility expectations of suppliers can be found on our Web site:
http://www.kraftfoodsgroup.com/deliciousworld/compliance-integrity/corporate_responsibility_expectations.aspx (please note that the information on our Web site is not a part of this Proxy Statement).

In light of our existing efforts, accomplishments and reporting practices, we believe that the preparation of an additional report as requested by this shareholder proposal is unnecessary and not in our shareholders’ best interests. We believe that our public statements, track record and current initiatives reflect our commitment to sustainable agriculture, while enhancing our business. We continue to engage in meaningful sustainability initiatives, and we disclose these steps. Accordingly, we believe that a report on deforestation would not be an effective use of our company’s resources nor in the best interests of our company or our shareholders.

For the foregoing reasons, the Board recommends that you vote AGAINST this proposal.

PROPOSAL 6. SHAREHOLDER PROPOSAL: RESOLUTION RELATED TO PACKAGING REPORTING

Whereas: Kraft Food’s environmental policy commits to “reducing the environmental impact of our activities and promoting the sustainability of the natural resources upon which we depend…” yet a significant amount of its brand product packaging is not recyclable, and new studies suggest plastic packaging that reaches the ocean is toxic to marine animals and potentially to humans.

Two prominent examples of non-recyclable packaging are Kraft’s iconic Capri-Sun and Kool-Aid Jammers juice drinks. Capri-Sun has been sold for more than 30 years in the U.S. market packaged in a laminate and foil pouch that cannot be recycled into new pouches and is rarely collected for recovery. Capri-Sun could be dispensed in recyclable PET plastic or glass bottles, paper cartons or aluminum cans as are Minute Maid, Juicy Juice, Tropicana and other juice drink brands. Using non-recyclable packaging when recyclable alternatives are available wastes enormous amounts of valuable resources such as aluminum that could be recycled virtually endlessly.

An estimated 5 billion units of Capri-Sun are sold worldwide. Many billions of pouches, representing significant amounts of embedded value and energy, lie buried in landfills. Non-recyclable packaging is more likely to be littered and swept into waterways. A recent assessment of marine debris by a panel of the Global
Environment Facility concluded that one cause of debris entering oceans is design and marketing of products internationally without appropriate regard to their environmental fate or ability to be recycled in the locations where sold…”

California spends nearly $500 million annually preventing trash, much of it packaging, from polluting beaches, rivers and oceanfront. In the marine environment, plastics break down into small indigestible particles that birds and marine mammals mistake for food.

Further,
studies by U.S. Environmental Protection Agency Region 9 suggest a synergistic effect between persistent, bio accumulative, toxic chemicals and plastic debris. Plastics absorb toxics such as polychlorinated biphenyls and dioxins from water or sediment and transfer them into the marine food web and potentially to human diets, essentially forming a“toxic cocktail” increasing the risk of adverse effects to wildlife and humans. One study of fish from various parts of the North Pacific found one or more plastic chemicals in all fish tested, independent of location and species.

Making all
packaging recyclable, if possible, is the first step to reduce the threat posed by ocean debris. Companies who aspire to corporate sustainability yet use these risky materials need to explain why they market non-recyclable packaging instead of recyclable packaging.

RESOLVED: Shareowners of Kraft Foods Group request that the board of directors issue a report at reasonable cost, omitting confidential information, by October 1, 2015 assessing the environmental impacts of continuing to use non-recyclable brand packaging.

Supporting Statement: Proponents believe that the report should include an assessment of the reputational, financial and operational risks associated with continuing to use non-recyclable brand packaging and if possible, goals and a timeline to phase out non-recyclable packaging.

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO
THE PROPOSAL

At Kraft, we spend significant time and resources analyzing the packaging for our products. We take a comprehensive approach to packaging – one that cuts waste, conserves natural resources, promotes food safety, meets the extensive packaging regulations and is satisfying to the consumer. We consider appearance, functionality and cost, as well as the environmental impact of the packaging designs, for each of our products. We have developed tools to assist us in evaluating the environmental impact of our packaging designs, including our packaging Eco-Calculator. The Eco-Calculator is a tool that we created to help our packaging developers create more efficient packages by optimizing design structures and estimating the environmental footprint of a design. The Eco-Calculator provides directional guidance on environmental metrics such as energy demand and water consumption for a packaging design based on volumes. It also helps to translate the environmental metrics into consumer-relevant terms.

Examples of our track record in reducing the environmental impact of our packaging include:

•

  We set a goal of reducing the weight of our packaging by 75 million pounds from 2011 to 2015. We have successfully achieved this goal and surpassed it.

•

We launched new recyclable plastic packaging for all of our Planters dry roasted peanut products, replacing various types of packaging for these products, including glass. By doing so, we estimate that the plastic peanut jars use approximately 84% less packaging material, by weight, as compared to the former glass jar, which has had, and will continue to have, a significantly positive impact on the environment.

•

We developed a new packaging system for our commercial spoonable dressings, that we call the YES Pack (“yield, ease, sustainability”) in 2013. The YES
Pack is intended to replace the bulky jug dressing containers for our Foodservice customers. We believe that the YES Pack has had, and will continue to have, a significant environmental benefit, requiring approximately 50% less energy during production, using approximately 60% less plastic than the prior container and reducing carbon emissions by approximately 70% due to fewer trucks needed for transport. The YES Pack also provides significant benefit to customers, by limiting product waste. For additional information on the revolutionary design and benefits of the YES Pack, visit the product’s Web site, at http://www.kraftyespack.com/full/fDefault.aspx (please note that the information on this Web site is not a part of this Proxy Statement).

•

We have made significant strides in reducing, recycling and reusing Capri Sun packaging. In 2012, we invested significantly in developing a new box for the Capri Sun pouches. We transitioned the iconic box from cardboard to paperboard without compromising the quality of our product. This change resulted in a 30 million pound reduction in packaging in 2012 alone. We have a long-standing partnership with TerraCycle to boost recycling efforts for a variety of drink pouches, including those manufactured by our competitors. Over the last five years, our program with TerraCycle has resulted in more than 225,000,000 post-consumer drink pouches collected, recycled or upcycled. Some of the upcycled pouches have been used to develop novelty pencil cases, purses, tree skirts and other products bearing the iconic Capri Sun packages.

We are also involved in several initiatives aimed at improving recycling rates, both at the company level as well as part of industry efforts. In the United
States, we belong to AMERIPEN and the Grocery Manufacturers Association, with industry-wide collaborative efforts to address waste management across the lifecycle for packaging.

We are proud of our accomplishments to date and are committed to our goals for the future. We continue to look for opportunities to identify more efficient packaging. In doing so, however, we must ensure that the packaging does not compromise the safety or quality of the product.

We believe that our public statements, track record and current initiatives reflect our commitment to reducing the environmental impact of our packaging, while balancing the need to maintain product integrity. We continue to take steps, and disclose these steps, toward addressing packaging waste management by actively pursuing the optimization of our packaging designs and reducing the amount of materials used. Accordingly, we believe that a report on “non-recyclable brand packaging” would not be an effective use of our company’s resources nor in the best interests of our company or our shareholders.

For the foregoing reasons, the Board recommends that you vote AGAINST this proposal.

PROPOSAL 7. SHAREHOLDER PROPOSAL: RESOLUTION RELATED TO SUSTAINABILITY REPORTING

RESOLVED: Shareholders request Kraft Foods Group, Inc. (Kraft) issue a comprehensive sustainability report describing its environmental, social and governance (ESG) performance and goals, including greenhouse gas (GHG) reduction goals. Shareholders request the report be available on the company Web site by October, 2015, prepared at reasonable cost, omitting proprietary information.

SUPPORTING STATEMENT

Kraft lacks a comprehensive sustainability
report of ESG-related corporate policies, practices and metrics that follows guidelines such as those provided by the Global Reporting Initiative (GRI). We believe tracking and reporting ESG business practices makes a company more responsive to a global business environment characterized by finite natural resources, changing legislation, and heightened public expectations for corporate accountability. Reporting also helps companies better integrate and gain strategic value from existing sustainability efforts, identify gaps and opportunities in its products and processes, enhance company-wide communications, and publicize its efforts and receive feedback. Support for comprehensive sustainability reporting continues to gain momentum:

•

In 2013, KPMG found that of 4,100 global companies surveyed seventy-one percent published ESG reports.

•

The United Nations Principles for Responsible Investment has more than 1,260 signatories with over $45 trillion of combined assets under management. These members seek ESG-related performance information from companies in order to analyze fully the risks and opportunities associated with existing and potential investments.

•

CDP (formerly Carbon Disclosure Project), representing 767 institutional investors globally with approximately $92 trillion in assets, calls for company disclosure on GHG emissions and climate change management programs. Over two thirds of the S&P 500 now report to CDP.

Public
disclosure of ESG information enables investors to learn how management is addressing near and long-term risks and opportunities (e.g. operational, reputational, and regulatory).

In addition, as noted in Kraft’s recent 10-K, risks to Kraft from the physical impact of a changing climate could affect many parts of Kraft’s operations - including threats to raw materials, water supplies, and altering geographical patterns of habitation. In addition, data on occupational safety and health, vendor and labor standards, waste and water reduction targets and product-related environmental impacts are important business considerations. Not managing these issues properly could pose significant regulatory, legal, reputational and financial risks.

Reporting on climate
change’s impact on relevant portions of Kraft’s supply chain is crucial as it is one of the most financially significant environmental issues currently facing investors. We believe no firm is immune to the prospect of future carbon regulations or the physical impacts of climate change.

While sustainability reporting is not yet required in the US, it is increasingly expected by company shareholders and stakeholders. Increasingly, investors are continually monitoring and evaluating the ESG performance of companies alongside financial information. Kraft peers such as Mars, Nestlé and Unilever issue comprehensive sustainability reporting. By implementing this resolution, Kraft can demonstrate that its values, and drive its practices and performance. We urge you to support this resolution.

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE PROPOSAL

As we discuss in detail above in the Board of
Directors’ Statements in Opposition to Proposal 5 and Proposal 6, Kraft is committed to reducing the environmental impact of our activities and promoting the sustainability of the natural resources we use, while providing quality products that meet the

needs of our consumers. We are proud of our accomplishments to date and are committed to our goals for the future. We believe that our public statements, track record and current initiatives reflect our full commitment to reducing the environmental impact of our activities. We share information about our sustainability initiatives with shareholders and other interested parties. For example, we outline our sustainability program, including our approaches and focuses on our Web site at http://www.kraftfoodsgroup.com/DeliciousWorld/sustainability/index.aspx (please note that the information on our Web site is not a part of this Proxy Statement). We actively engage external groups on a regular basis to discuss our areas of focus, progress and next steps.

In addition, as mentioned above, we have shared our
approach to climate change through the CDP since 2004. Our CDP submission includes details on how risks associated with climate change are assessed at Kraft, how Kraft leadership oversees this process, what these risks are and how the company is addressing them. In 2014, Kraft received a CDP scoring of 90 (out of 100) on its CDP disclosure and a B score for performance, which underscores our level of engagement and communication/transparency in this important area. You can review our historical submissions on the CDP’s Web site: https://www.cdp.net/en-US/Results/Pages/responses.aspx (please note that the information on CDP’s Web site is not a part of this Proxy Statement).

In light of our existing efforts, accomplishments and reporting, we believe that a sustainability report as described in the proposal would not be an effective use of our resources nor in the best interests of our company or shareholders.

For the foregoing reasons, the Board recommends that you vote AGAINST this proposal.

OTHER MATTERS THAT MAY BE PRESENTED AT THE ANNUAL MEETING

We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chairman of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.

PROCEDURAL MATTERS AND
FREQUENTLY ASKED QUESTIONS

1.
When and where is the Annual Meeting?

We will hold the
Annual Meeting on Tuesday, May 5, 2015, at 8:30 a.m. CDT at The Glen Club, located at 2901 West Lake Avenue, Glenview, Illinois.

2.
Who is entitled to vote at the Annual Meeting?

The Board
established March 3, 2015 as the record date (the “Record Date”) for the Annual Meeting. Shareholders holding shares of our common stock on the Record Date are entitled to (a) receive notice of the Annual Meeting, (b) attend the Annual Meeting and (c) vote on all matters that properly come before the Annual Meeting. At the close of business on the Record Date, 588,126,819 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

3.
Why am I receiving these proxy materials?

You have received
the proxy materials because, as of the Record Date, you directly held, and had the right to vote, shares of Kraft common stock. In connection with our Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing shareholders entitled to vote at the Annual Meeting with this Proxy Statement, our Form 10-K and a voting ballot (in the form of a proxy card, voting instruction form, or a unique control number that allows you to vote via the Internet or by phone).
We refer to these materials collectively as the “proxy materials.” The proxy materials provide important information about Kraft and describe the voting procedures and the matters to be voted on at the Annual Meeting.

4.
What is the difference between registered holders and beneficial holders?

The most common ways in which shareholders hold Kraft stock are:

•

directly with our transfer agent, Wells Fargo Bank, N.A. (registered shareholders); and

•

indirectly through an account with an institutional or nominee holder of our stock such as a broker or bank who is the record holder of the stock (beneficial shareholder or shareholder in street name).

If you hold your shares as a registered shareholder, our transfer agent provides the proxy materials to you and your vote instructs the proxies how to vote your shares.

If you hold your shares in street name as a beneficial shareholder, your broker, bank or other nominee provides the proxy materials to you. Your vote instructs your nominee how to vote your shares, and that nominee in turn instructs the proxies how to vote your shares. If you hold your shares beneficially in an employee benefit plan, your shares are voted by the trustee of the plan in accordance with the plan’s governing documents and applicable law.

5.
How is Kraft distributing proxy materials?

We are
furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about March 18, 2015, we mailed to our shareholders (other than those who previously requested email or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials via the Internet. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote by going to a secure Web site. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, you may follow the instructions in the Notice for making this request. The Notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by email on a one-time or ongoing basis.

6.
How may I request printed copies of the proxy materials?

We
will send printed, paper copies of proxy materials free of charge to any shareholder who requests copies by using one of the following methods:

•

By telephone: Call free of charge 1-800-579-1639 in the United States and Canada;

•

  Via the Internet: Access the Internet and go to www.proxyvote.com and follow the instructions to login and order copies; or

•

  Via e-mail: Send us an e-mail at sendmaterial@proxyvote.com with “KRFT Materials Request” in the subject line. Your e-mail must include the following information:

•

the 12-digit control number located in the box in the upper right-hand corner of your Notice;

•

your preference to receive (a) printed materials via mail or (b) an e-mail with links to the electronic materials;

•

an e-mail address; and

•

  if you would like this election to apply to the delivery of materials for all future meetings, the word “Permanent” and the last 4 digits of your tax identification number in the e-mail.

These materials are also available at
http://materials.proxyvote.com/50076Q.

7.
What is the quorum requirement?

A quorum will be present if
a majority of the outstanding shares of our common stock entitled to vote as of the Record Date is represented at the Annual Meeting, either in person or by proxy.

8.
What vote is needed to elect directors?

Our By-Laws provide
that, to be elected at this Annual Meeting, a director nominee must receive more votes FOR than votes AGAINST. Abstentions and broker non-votes are not considered as votes FOR or votes AGAINST the nominees and will have no effect on the election of directors.

Under our Guidelines and in accordance with Virginia law, in an uncontested election, if an incumbent director nominated for re-election receives a greater number of votes AGAINST than votes FOR, the director must tender his or her resignation to the Governance Committee for its consideration. The Governance Committee then recommends to the Board whether to accept the resignation.
The director will continue to serve until the Board decides whether to accept the resignation, but will not participate in the Governance Committee’s recommendation or the Board’s action regarding whether to accept the resignation offer.
The Board will publicly disclose its decision and rationale within 90 days after certification of the election results. In contested elections, the voting standard is a plurality of votes cast.

9.
What vote is needed to approve the other proposals?

Approval of each proposal, other than the election of directors, requires the favorable vote of a majority of votes cast. Abstentions and broker non-votes are not considered as votes cast and will have no effect on the matter.

10.
How do I vote my shares?

If you are a registered
shareholder, you may vote:

•

  via the Internet at www.proxyvote.com. The Internet voting system will be available until 11:59 p.m. EDT on Monday, May 4, 2015;

•

by telephone, if you are located within the United States and Canada. Call 1-800-690-6903 (toll-free) from a touch-tone telephone. The telephone voting system will be available until 11:59 p.m. EDT on Monday, May 4, 2015;

•

  by returning a properly executed proxy card. We must receive your proxy card before the polls close at the Annual Meeting on Tuesday, May 5, 2015; or

•

in person at the Annual Meeting. Please refer to Question 19 below for information regarding attendance at the Annual Meeting.

If you hold your shares in street name, you may vote:

•

via the Internet at www.proxyvote.com (12-digit control number is required), by telephone or by returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available; or

•

in person at the Annual Meeting. To do so, you must request a legal proxy from your broker, bank or other nominee and present it at the Annual Meeting. Please refer to Question 19 below for information regarding attendance at the Annual Meeting.

11.
What are broker non-votes?

As described above in Question
4, if you hold your shares in street name, your vote instructs your broker, bank or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee, your nominee has discretion to vote your shares on “routine” matters. The ratification of the selection of the independent auditors (Proposal 3) is the only item on the agenda for the Annual Meeting that is considered routine. If you do not provide voting instructions and your nominee votes your shares, your shares will be counted toward the quorum for the Annual Meeting and voted on Proposal 3, but they will not be voted on the other items on the agenda, resulting in “broker non-votes”
with respect to those other items.

12.
I am a current/former Kraft employee and have investments in the Kraft Stock Fund(s) of the Kraft Foods Group, Inc. Thrift/TIP 401(k) Plans, the Kraft Canada Optional Pension
Plan, the Kraft Canada Employee Savings Plan and/or the Kraft Canada Group Registered Retirement Savings Plan. Can I vote? If so, how do I vote?

Yes, you are entitled to vote, and your proxy card, or control number for voting electronically, includes all shares allocated to your Kraft Stock Fund account(s). Your vote directs the plan(s) trustee(s) how to vote the shares allocated to your Kraft Stock Fund account(s).

In order to direct the plan(s) trustee(s) how to vote the shares held in your Kraft
Stock Fund account(s), you must vote these plan shares (whether by Internet, telephone or mailed proxy card) by 11:59 p.m. EDT on April 30, 2015. If your voting instructions or proxy card are not received by that time, the trustee(s)
will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). Please
follow the instructions for registered shareholders described in Question 10 above to cast your vote. Note, however, that although you may attend the Annual Meeting, you may not vote shares held in your Kraft Stock Fund account(s) at the meeting.

13.
May I change or revoke my vote?

Yes. If you are a
registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a proxy card or by telephone or the Internet. You may also revoke an earlier vote by voting in person at the Annual Meeting. Alternatively, you may revoke your proxy by submitting a written revocation to our Corporate Secretary at Kraft Foods Group,
Inc., Three Lakes Drive, Northfield, Illinois 60093.

If you hold your shares in street name, you must contact your broker, bank or other nominee for specific instructions on how to change or revoke your vote.

14.
Who bears the cost of soliciting votes for the Annual Meeting?

We bear the cost of soliciting your vote. Our directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.

We will enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial shareholders) and reimburse those firms for related out-of-pocket expenses.

We retained Georgeson Inc. to aid in
soliciting votes for the Annual Meeting for a total fee of $17,500 plus reasonable expenses.

15.
What is “Householding”?

Unless you advised
otherwise, if you hold your shares in street name and you and other residents at your mailing address share the same last name and also own shares of Kraft common stock in an account at the same broker, bank or other nominee, your nominee delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. Shareholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically. A shareholder who wishes to receive a separate copy of the Notice or proxy materials, now or in the future, should submit this request by writing Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or calling 1-800-542-1061. Beneficial owners sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request.

If you are a registered shareholder or hold your shares in an employee benefit plan, we sent you and each registered or plan shareholder at your address separate
Notices or sets of proxy materials.

16.
Are my votes confidential?

Yes. Your votes will not be
disclosed to our directors, officers or employees, except (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against us, (b) in the case of a contested proxy solicitation, (c) if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures or (d) as necessary to allow the inspector of election to certify the results.

17.
Who counts the votes?

Broadridge Financial Solutions, Inc.
will receive and tabulate the proxies, and a representative of Broadridge Financial Solutions will act as the inspector of election and will certify the results.

18.
How do I find out the voting results?

We expect to
announce preliminary voting results at the Annual Meeting. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 11, 2015. The Form 8-K will be available at
http://ir.kraftfoodsgroup.com/sec.cfm and on the SEC’s Web site at www.sec.gov.

19.
What do I need to do if I would like to attend the Annual Meeting?

If you would like to attend the Annual Meeting, you must have been a shareholder of record on the Record Date and you must obtain an admission ticket in advance. Admission tickets can be printed by accessing
Shareholder Meeting Registration at www.proxyvote.com and following the instructions provided (you will need the 12-digit control number included on your proxy card, voting instruction form or notice). Requests for admission tickets will be processed in the order in which they are received and must be requested no later than May 1, 2015. If you are unable to print your admission ticket, please promptly send a notification by mail, fax or e-mail as follows:

By mail:

By fax:

By e-mail:

  Kraft Foods Group, Inc.   c/o Georgeson Inc.
Attention: Christopher Cinek 480 Washington Blvd., 26th Floor Jersey City, NJ 07310

(201) 222-4151 Attention: Christopher Cinek

annualmeeting@kraftfoods.com

Shareholders may direct questions about the admission tickets to annualmeeting@kraftfoods.com or by calling
(847) 646-5494. Due to space constraints and other security considerations, we are not able to admit the guests of either shareholders or their legal proxy holders. Seating at the Annual Meeting is available on a first-come, first-served basis. In addition to an admission ticket, you will be asked to present valid government-issued photographic identification, such as a driver’s license, to be admitted into the Annual Meeting.

Security measures may include bag search, metal detector and other search devices. The use of cameras (including cell phones with photographic capabilities), recording devices, smart phones and other electronic devices is strictly prohibited.

20.
May I ask questions at the Annual Meeting?

Yes.
Shareholders may ask questions and make remarks related to the matters being voted on as those matters are presented. If time permits, shareholders’ questions and comments of a more general nature may be addressed after the adjournment of the
Annual Meeting.

2016 ANNUAL MEETING OF SHAREHOLDERS

We presently anticipate that the 2016 annual meeting of shareholders will be held on or about May 3, 2016.

Under our By-Laws, a shareholder may nominate a candidate for election as a director or propose business for consideration at an annual meeting of shareholders by delivering written notice that contains certain required information to our Corporate Secretary. We must receive this written notice no later than 120 days, and no earlier than 150 days, before the first anniversary of the preceding year’s annual meeting. Accordingly, to be considered at the 2016 annual meeting of shareholders, our Corporate Secretary must receive a shareholder’s written notice of nomination or proposal on or after December 7, 2015 and on or before
January 6, 2016. If we change the date of an annual meeting by more than 30 days from the date of the previous year’s annual meeting, then we must receive this written notice no later than 60 days before the date of the annual meeting.

Under SEC Rule 14a-8, a shareholder may submit a proposal for possible inclusion in a proxy statement for an annual meeting of shareholders by submitting the proposal and other required information to our principal executive offices. We must receive the proposal no later than 120 calendar days before the one-year anniversary date of the release date of our Proxy Statement for the previous year’s annual meeting. Accordingly, to be considered for inclusion in our 2016 Proxy Statement, we must receive a shareholder’s submission of a proposal on or before the close of business on November 19, 2015.

Shareholders should mail all nominations and proposals to our Corporate Secretary at Kraft Foods Group, Inc., Three Lakes Drive, Northfield, Illinois 60093.
You may obtain a copy of our By-Laws from our Corporate Secretary by written request to the same address. Our By-Laws are also available on our Web site at http://ir.kraftfoodsgroup.com/governance.cfm.

March 18, 2015

Kim K. W. Rucker

Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary

       KRAFT FOODS GROUP,
INC.   THREE LAKES DRIVE
NORTHFIELD, IL 60093

VOTE BY INTERNET - www.proxyvote.com or scan
the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes
Way, Edgewood, NY 11717.

SHAREHOLDER MEETING ADMISSION

In order to attend the meeting, you must obtain an admission ticket by going to the
“shareholder meeting registration” link at www.proxyvote.com.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M82810-P61857-Z65004                 KEEP THIS PORTION FOR YOUR
RECORDS

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        DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

      KRAFT FOODS
GROUP, INC.

The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1.

1.

Election of Directors:

For

Against

Abstain

  1a.  Abelardo E. Bru
 1b.  John T. Cahill
 1c.  L. Kevin Cox
 1d.  Myra M. Hart
 1e.  Peter B. Henry
 1f.  Jeanne P. Jackson
 1g. Terry J. Lundgren
1h. Mackey J. McDonald

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For

Against

Abstain

1i. John C. Pope

☐

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1j. E. Follin Smith

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      The Board of Directors recommends a vote FOR Proposals
2 and 3.

2.

Advisory vote to approve executive compensation.

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3.

      Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2015.

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      The Board of Directors recommends a vote AGAINST Proposals
4, 5, 6 and 7.

4.

      Shareholder proposal: Resolution related to egg-laying
chickens.

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5.

      Shareholder proposal: Resolution related to deforestation
reporting.

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For address change/comments, mark here. (see reverse for instructions)

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6.

      Shareholder proposal: Resolution related to packaging
reporting.

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Please indicate if you plan to attend this meeting.

Yes

No

7.

      Shareholder proposal: Resolution related to sustainability reporting.

☐

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

KRAFT FOODS GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 5, 2015

8:30 a.m. CDT

The Glen
Club

2901 W. Lake Avenue

Glenview, Il 60026

If you
would like to attend the Annual Meeting, you must obtain an admission ticket in advance as described in more detail in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M82811-P61857-Z65004

KRAFT FOODS GROUP, INC.

Annual Meeting of Shareholders

May 5, 2015 8:30 a.m.

This
proxy is solicited by the Board of Directors

This proxy is solicited
by the Board of Directors for use at the Annual Meeting on May 5, 2015.

The shares
of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, 2 and 3, and “AGAINST” Proposals 4, 5, 6 and 7.

By signing the proxy, you revoke all prior proxies and appoint Kim K. W. Rucker and Phuong
Lam and each or either of them with full power of substitution, to vote the shares on the matters shown on the reverse side of this card and any other matters which may come before the Annual Meeting or any postponements or adjournments thereof. In addition, if you are a current or former Kraft employee and have investments in the Kraft Stock Fund(s) of the Kraft Foods Group, Inc. Thrift/TIP 401(k) Plans, the Kraft Canada Optional Pension Plan, the Kraft Canada Employee Savings Plan and/or the
Kraft Canada Group Registered Retirement Savings Plan, on March 3, 2015, you are directing the plan(s) trustee(s) how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. ET on
April 30, 2015, as described in the Proxy Statement, the trustee(s) will vote the shares allocated to your Kraft Stock Fund account(s) in the same proportion as the respective plan shares for which voting instructions have been received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). If you are a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit Sharing Plan for Salaried Employees, the Philip Morris
International Deferred Profit Sharing Plan or the Miller Coors LLC Employee’s Retirement & Savings Plan, you are directing those plans’ trustees how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. ET on April 30, 2015, the trustees will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been received, unless contrary to the
Employee Retirement Income Security Act of 1974 (ERISA).

 Address changes/comments:

 (If you noted any address changes/comments above, please mark corresponding box on the reverse side.)
     continued and to be signed on reverse side